As filed with the Securities and Exchange Commission on January 31, 2003

                                                      1933 Act File No. 33-30361
                                                      1940 Act File No. 811-5853

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
     Pre-Effective Amendment No.                                             [ ]
                                    --------
     Post-Effective Amendment No.      20                                    [X]
                                    --------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
     Amendment No.                     19
                                    --------
                        (Check appropriate box or boxes.)

                              HERITAGE INCOME TRUST
               (Exact name of Registrant as Specified in Charter)

                              880 Carillon Parkway
                            St. Petersburg, FL 33716
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 573-3800

                           RICHARD K. RIESS, PRESIDENT
                              880 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:
                           CLIFFORD J. ALEXANDER, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036



It is proposed that this filing will become effective (check appropriate box)
     [X] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                              HERITAGE INCOME TRUST

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Prospectus

                  Statement of Additional Information

                  Part C of Form N-1A

                  Signature Page

                  Exhibits

                                                             HERITAGE
                                                               INCOME
                                                                TRUST




        (Assorted black and white photos of people working and playing.)


                      The Intelligent Creation of Wealth


                                                                    Prospectus
                                                                    ----------

                                                          High Yield Bond Fund
                                                  Intermediate Government Fund

                                                                Privacy Notice
                                                      Heritage Family of Funds


                                   Prospectus

                                February 3, 2003


           These securities have not been approved or disapproved by
         the Securities and Exchange Commission nor has the Commission
            passed upon the accuracy or adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.


                          (HERITAGE INCOME TRUST LOGO)

                              880 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (800) 421-4184

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS
HERITAGE INCOME TRUST
  High Yield Bond Fund......................................    P-1
  Intermediate Government Fund..............................    P-4

MANAGEMENT OF THE FUNDS
  Who Manages Your Fund.....................................    P-7
  Distribution of Fund Shares...............................    P-7

YOUR INVESTMENT
  Before You Invest.........................................    P-8
  Choosing a Class of Shares................................    P-8
  Sales Charge Reductions and Waivers.......................   P-10
  How To Invest.............................................   P-11
  How To Sell Your Investment...............................   P-13
  How To Exchange Your Shares...............................   P-14
  Account and Transaction Policies..........................   P-15
  Dividends, Capital Gains and Taxes........................   P-15

FINANCIAL HIGHLIGHTS
  High Yield Bond Fund......................................   P-17
  Intermediate Government Fund..............................   P-18

PRIVACY POLICY
  Privacy Notice to Shareholders of the Heritage Family of
     Funds..................................................   PN-1


                                   Prospectus

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE.  The High Yield Bond Fund seeks high current income.


     PRINCIPAL INVESTMENT STRATEGIES. The High Yield Bond Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in lower- and medium-rated corporate bonds and other fixed income securities that focus on delivering high income. These lower-rated securities are commonly known as "junk bonds" or "high yield securities." High yield securities offer the potential for greater income than securities with higher ratings. Most of the securities in which the fund invests are rated Ba1 or lower by Moody's Investors Service, Inc. (Moody's) or BB+ or lower by Standard & Poor's Ratings Services (S&P). Certain of the securities purchased by the fund may be rated as low as C by Moody's or D by S&P. Although credit ratings are considered, the fund's portfolio manager selects high yield securities based primarily on its own investment analysis.


     The portfolio manager's analysis may include consideration of the company's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio manager may consider factors such as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Normally, the portfolio manager seeks to maintain a weighted average portfolio maturity of between 5 to 10 years. However, the portfolio manager may vary substantially the fund's average maturity depending on economic and market conditions. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, long- and short-term debt instruments. When the fund engages in temporary defensive measures, it may not achieve its investment objective.


     PRINCIPAL RISKS. Perhaps the greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in bonds whose values may decrease if interest rates rise, credit ratings of the issuer are reduced or the financial condition of the issuer worsens. If any of these circumstances occur, the fund's net asset value may decrease.


     HIGH-YIELD SECURITIES. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the fund's securities, the achievement of the fund's objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield.

     CREDIT RISK. The fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This fund is subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

     CHANGES IN INTEREST RATES. The value of the fund's investments typically will fall when interest rates rise. The fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     INABILITY TO SELL SECURITIES. High yield securities may be less liquid than higher quality investments. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. A security whose credit rating has been lowered may be particularly difficult to sell.

     HOW THE HIGH YIELD BOND FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2002. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the High Yield Bond Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                  (BAR CHART)

------------------------------------------------------------------------------------------------------------------------
                        1993      1994      1995      1996      1997      1998      1999      2000      2001      2002
------------------------------------------------------------------------------------------------------------------------
                        9.35     (3.97)    14.52     12.44     11.66      0.63     (1.87)    (6.95)     5.57      6.34


     For the 10-year period through December 31, 2002, the Class A shares' highest quarterly return was 6.97% for the quarter ended December 31, 2002 and the lowest quarterly return was -5.57% for the quarter ended September 30, 1998. The returns in the bar chart above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
  AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002):-


                                               1 YEAR    5 YEARS      10 YEARS       INITIAL OFFERING
                                               ------    -------      --------       ----------------
   Class A Shares                                                                       March 1, 1990
     Return Before Taxes.....................   2.36%     -0.14%         4.13%
     Return After Taxes on Distributions.....  -2.06%     -3.95%         0.52%
     Return After Taxes on Distributions and
        Sale of Fund Shares..................   0.21%     -2.11%         1.43%
   Salomon Smith Barney High Yield
        Market Index*........................  -1.53%      0.64%         6.08%
                                               1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                               ------    -------    -------------    ----------------
   Class B Shares                                                                    February 2, 1998
     Return Before Taxes.....................   1.76%       N/A         -0.48%
   Salomon Smith Barney High Yield
        Market Index*........................  -1.53%                    0.19%



                                               1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                               ------    -------    -------------    ----------------
   Class C Shares                                                                       April 3, 1995
     Return Before Taxes.....................   5.51%      0.07%         4.03%
   Salomon Smith Barney High Yield
        Market Index*........................  -1.53%      0.64%         5.10%


 - The High Yield Bond Fund's returns in this table are after deduction of sales charges and expenses.
 * The Salomon Brothers High Yield Market Index captures the performance of below investment-grade corporate bonds issued in the United States. This Index excludes defaulted debt securities. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C vary.



     WHAT ARE THE COSTS OF INVESTING IN THE HIGH YIELD BOND FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund. The High Yield Bond Fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2002.


  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
  Maximum Sales Charge Imposed on Purchases
     (as a % of offering price).............................    3.75%     None      None
  Maximum Deferred Sales Charge (as a % of original purchase
     price or redemption proceeds, whichever is lower)......   None-       5%*      1%**

 - If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
 * Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
** Declining to 0% at the first year.

  ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):


                                                                CLASS A    CLASS B    CLASS C
                                                                -------    -------    -------
  Management Fees*..........................................     0.60%      0.60%      0.60%
  Distribution and Service (12b-1) Fees.....................     0.25%      0.80%      0.80%
  Other Expenses............................................     0.72%      0.72%      0.72%
                                                                 ----       ----       ----
  Total Annual Fund Operating Expenses......................     1.57%      2.12%      2.12%
  Fee Waiver and/or Expense Reimbursement*..................     0.47%      0.47%      0.47%
                                                                 ----       ----       ----
  Net Expenses..............................................     1.10%      1.65%      1.65%
                                                                 ====       ====       ====



* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.10% and Class B and Class C annual operating expenses exceed 1.65% of that class' average daily net assets for the fund's 2003 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change the fee waivers or reimbursements without the approval of fund shareholders.


     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  SHARE CLASS                                                 YEAR 1   YEAR 3   YEAR 5   YEAR 10
  A shares..................................................   $483     $808    $1,155   $2,134
  B shares
     Assuming redemption at end of period...................   $568     $919    $1,196   $2,274
     Assuming no redemption.................................   $168     $619    $1,096   $2,274
  C shares..................................................   $168     $619    $1,096   $2,415



     PORTFOLIO MANAGER. Peter J. Wilby, a Managing Director of Salomon Brothers Asset Management Inc, has been responsible for the day-to-day management since February 1, 1996.

INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE. The Intermediate Government Fund seeks high current income consistent with the preservation of capital.


     PRINCIPAL INVESTMENT STRATEGIES. The Intermediate Government Fund seeks to achieve its objective by investing at least 80% of its assets in debt securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, and related repurchase agreements and forward commitments. These securities include U.S. Treasuries (including repurchase agreements and when-issued and forward commitment securities involving such obligations), mortgage-backed securities, real estate mortgage investment conduits (REMICs) and stripped securities among others. The fund's portfolio manager selects these securities by considering factors such as maturity, interest rate conditions and liquidity. The portfolio manger typically will maintain a weighted average portfolio maturity of between 3 to 10 years under normal market conditions and attempts to manage volatility as consistent with the fund's investment objective.



     PRINCIPAL RISKS. Perhaps the greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in debt securities whose values may fluctuate with changes in interest rates. When interest rates rise, the market value of the fund's debt securities will decrease. If any of these circumstances occur, the fund's net asset value also may decrease.


     CHANGES IN INTEREST RATES. The value of the fund's investments typically will fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     CREDIT RISK. The fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This fund is subject to less credit risk than certain other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

     MORTGAGE-BACKED AND STRIPPED SECURITIES. This fund invests in securities such as mortgage-backed and stripped securities that involve risks that are not normally present in other debt obligations. Mortgage-backed securities are subject to prepayment risk and extension risk. Prepayment risk is the possibility that falling interest rates may cause prepayment to occur at a faster than expected rate and may result in increased volatility of certain mortgage-backed securities during periods of unanticipated or rapid changes in market conditions or interest rates. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate and may reduce the market value of mortgage-backed securities if interest rates rise suddenly. Also, the market for private mortgage-backed securities is smaller and less liquid than the market for U.S. Government related securities. Stripped securities may be especially sensitive to interest rates as compared to traditional debt obligations and, thus, may involve more fluctuation in market value.


     HOW THE INTERMEDIATE GOVERNMENT FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2002. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Intermediate Government Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


(BAR CHART)

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                        1.77     (0.13)    11.43      2.67      7.47      8.19     (0.58)     9.77      7.01      8.61


     For the 10-year period through December 31, 2002, the Class A shares' highest quarterly return was 5.64% for the quarter ended September 30, 1998 and the lowest quarterly return was -0.94% for the quarter ended March 31, 1996. The returns in the bar chart above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.


  AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)-



                                                     1 YEAR    5 YEARS      10 YEARS       INITIAL OFFERING
                                                     ------    -------    -------------    ----------------
   Class A Shares                                                                             March 1, 1990
     Return Before Taxes...........................   4.54%     5.72%          5.14%
     Return After Taxes on Distributions...........   2.50%     3.66%          3.02%
     Return After Taxes on Distributions and Sale
       of Fund Shares..............................   2.10%     3.45%          2.97%
   Lehman Brothers Intermediate
       Government Index*...........................   9.64%     7.44%          6.91%
                                                     1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                                     ------    -------    -------------    ----------------
   Class B Shares                                                                          February 2, 1998
     Return Before Taxes...........................   4.19%      N/A           5.71%
   Lehman Brothers Intermediate
       Government Index*...........................   9.64%                    7.32%



                                                     1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                                     ------    -------    -------------    ----------------
   Class C Shares                                                                             April 3, 1995
     Return Before Taxes...........................   8.17%     6.21%          6.24%
   Lehman Brothers Intermediate
       Government Index*...........................   9.64%     7.44%          7.46%


  - The Intermediate Government Fund's returns in this table are after deduction of sales charges and expenses.

  * The Lehman Brothers Intermediate Government Index is an unmanaged index comprised of the Intermediate Treasury and Intermediate Agency indices. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.



     WHAT ARE THE COSTS OF INVESTING IN THE INTERMEDIATE GOVERNMENT FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Intermediate Government Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2002.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                              CLASS A    CLASS B    CLASS C
                                                              -------    -------    -------
  Maximum Sales Charge Imposed on Purchases
     (as a % of offering price).............................    3.75%      None       None
  Maximum Deferred Sales Charge (as a % of original purchase
     price or redemption proceeds, whichever is lower)......    None-       5%*       1%**

 - If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

 * Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
** Declining to 0% at the first year.
     ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):


                                                             CLASS A      CLASS B      CLASS C
                                                             -------      -------      -------
   Management Fees*....................................       0.50%        0.50%        0.50%
   Distribution and Service (12b-1) Fees...............       0.25%        0.60%        0.60%
   Other Expenses......................................       0.66%        0.66%        0.66%
                                                              ----         ----         ----
   Total Annual Fund Operating Expenses................       1.41%        1.76%        1.76%
   Fee Waiver and/or Expense Reimbursement*............       0.56%        0.56%        0.56%
                                                              ----         ----         ----
   Net Expenses........................................       0.85%        1.20%        1.20%
                                                              ====         ====         ====



* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 0.85% and Class B and Class C annual operating expenses exceed 1.20% of the fund's average daily net assets for the fund's 2003 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change the fee waivers or reimbursements without the approval of fund shareholders.


     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Intermediate Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                                   YEAR 1   YEAR 3   YEAR 5   YEAR 10
  A shares..................................................   $459    $  751   $1,066   $1,956
  B shares
     Assuming redemption at end of period...................   $522    $  800   $1,002   $1,934
     Assuming no redemption.................................   $122    $  500   $  902   $1,934
  C shares..................................................   $122    $  500   $  902   $2,027



     PORTFOLIO MANAGER. H. Peter Wallace, a Senior Vice President and Director of Fixed Income Investments for Heritage Asset Management, Inc., has been responsible for the day-to-day management of the fund's investment portfolio since January 1993.

                            MANAGEMENT OF THE FUNDS

WHO MANAGES YOUR FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     MANAGER. Heritage Asset Management, Inc. (Heritage), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the investment adviser and administrator for each fund. Heritage is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Heritage manages, supervises and conducts the business and administrative affairs of the funds and the other Heritage mutual funds with net assets totaling approximately $7.1 billion as of December 31, 2002.


     The table below indicates what Heritage charged each fund for investment advisory and administration fees during the fund's last fiscal year and Heritage's contractual fee rates:


                                             FEES CHARGED*      CONTRACTUAL FEES
                                             -------------      ----------------
- High Yield Bond Fund                           0.13%                0.60%**
- Intermediate Government Fund                      0%                0.50%


         ----------------------------------

          * After fee waiver.

         ** Heritage's annual fee is 0.60% on the first $100 million and 0.50% on average daily net assets over $100 million.



     SUBADVISERS. Heritage may allocate and reallocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees. In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Heritage is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the High Yield Bond Fund without approval of fund shareholders, but subject to overall approval of the Board of Trustees. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated. Heritage has selected Salomon Brothers Asset Management Inc(SaBAM), part of Citigroup Asset Management, to serve as the subadviser to manage the High Yield Bond Fund's portfolio. SaBAM is currently located at 399 Park Avenue 4th Floor, New York NY, 10022. SaBAM is an indirect, wholly owned subsidiary of Citigroup Inc. As of December 31, 2002, SaBAM managed $52.2 billion in assets and combined with the investment advisers within Citigroup Asset Management managed $479.3 billion in assets.


     PORTFOLIO MANAGERS. The following portfolio managers are responsible for the day-to-day management of each fund:


     - HIGH YIELD BOND FUND -- Peter J. Wilby, assisted by a team of other investment professionals, is responsible for the day-to-day management of the fund's investment portfolio. Mr. Wilby is a Managing Director of the subadviser and has been affiliated with the subadviser as a portfolio manager since 1989. Mr. Wilby is a Chartered Financial Analyst, Certified Public Accountant and a member of the New York Society of Securities Analysts.



     - INTERMEDIATE GOVERNMENT FUND -- H. Peter Wallace is responsible for the day-to-day management of the fund's investment portfolio. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for Heritage since January 1993. In August 1993, he became portfolio manager of the fund. Mr. Wallace is a Chartered Financial Analyst.



DISTRIBUTION OF FUND SHARES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     Raymond James & Associates, Inc. (Distributor) currently serves as distributor of the funds. Subject to regulatory approvals, the funds' Board of Trustees has approved a proposed distribution agreement with Heritage Fund Distributors LLC. In the event such approvals are obtained, references to the Distributor will be deemed to be references to Heritage Fund Distributors LLC. The Distributor may compensate other broker/dealers to promote sales of fund shares.



     Heritage pays a service fee based on average daily net assets to broker/dealers, including the Distributor, who have service agreements with Heritage. Heritage pays these service fees out of amounts received for investment advisory and administrative services provided to the funds.

                                YOUR INVESTMENT

BEFORE YOU INVEST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Before you invest in a fund, please

     - Read this Prospectus carefully.
     - Decide which fund or funds best suits your needs and your goals.
     - Decide which class of shares is best for you.
     - Decide how much you wish to invest and how you want to open an account.

CHOOSING A CLASS OF SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     You can choose from three classes of fund shares: Class A shares, Class B shares and Class C shares. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:

        - the amount you wish to invest,
        - the different sales charges that apply to each share class,
        - whether you qualify for any reduction or waiver of sales charges,
        - the length of time you plan to keep the investment, and
        - the class expenses.


     CLASS A SHARES. You may purchase Class A shares at the "offering price" -- a price equal to their net asset value, plus a maximum sales charge of 3.75% imposed at the time of purchase. Class A shares are currently subject to ongoing distribution and service (Rule 12b-1) fees of up to 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B shares and Class C shares.


     If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below.

                                  CLASS A SALES CHARGES
                                  ---------------------
                              AS A % OF      AS A % OF YOUR       DEALER CONCESSION
  YOUR INVESTMENT           OFFERING PRICE     INVESTMENT     AS % OF OFFERING PRICE(1)
  ---------------           --------------     ----------     -------------------------
  Less than $25,000.......       3.75%            3.90%                 3.25%
  $25,000-$49,999.........       3.25%            3.36%                 2.75%
  $50,000-$99,999.........       2.75%            2.83%                 2.25%
  $100,000-$249,999.......       2.25%            2.30%                 1.75%
  $250,000-$499,999.......       1.75%            1.78%                 1.25%
  $500,000-$999,999.......       1.25%            1.27%                 1.00%
  $1,000,000 and over.....       0.00%            0.00%                 0.00%(2)

 ----------------
  (1) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
  (2) For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge of 1.00% and Heritage will retain the Rule 12b-1 fees for the 18-month period.

     CLASS B SHARES. You may purchase Class B shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares within 6 years of purchase, you will pay a "contingent deferred" sales charge (CDSC) at the time of sale of up to 5.00%. Class B shares are subject to ongoing Rule 12b-1 fees of up to 0.80% of the average daily net assets of the High Yield Bond Fund and 0.60% of the average daily net assets of the Intermediate Government Fund. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares. Class B shares are offered for sale only for purchases of less than $100,000.

     If you choose to invest in Class B shares, you will pay a sales charge if you sell those shares within 6 years of purchase. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.

                    CLASS B DEFERRED CHARGES
                    ------------------------
REDEMPTION DURING:                 CDSC ON SHARES BEING SOLD:
------------------                 --------------------------
1st year.......................                5%
2nd year.......................                4%
3rd year.......................                3%
4th year.......................                3%
5th year.......................                2%
6th year.......................                1%
After 6 years..................                0%

     CONVERSION OF CLASS B SHARES. If you buy Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will be excluded from the 8-year period. At the time of conversion, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. We do this to lower your investment costs.

     When we do the conversion, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.

     CLASS C SHARES. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a CDSC at the time of sale of 1.00%. Class C shares are subject to ongoing Rule 12b-1 fees of up to 0.80% of the average daily net assets of the High Yield Bond Fund and 0.60% of the average daily net assets of the Intermediate Government Fund. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash Trust-Money Market Fund will not be counted toward the one-year period.

     If you choose to invest in Class C shares, you will pay a sales charge if you sell your shares less than one year after purchase. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

     UNDERSTANDING RULE 12B-1 FEES. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B and Class C shares. If you think you are eligible, contact Heritage or your financial advisor for further information.

     REDUCING YOUR CLASS A SALES CHARGE. We offer three programs designed to reduce your Class A sales charge. You may choose one of these programs to combine multiple purchases of Class A shares of Heritage mutual funds to take advantage of the reduced sales charges listed in the schedule above. Please complete the appropriate section of your account application or contact your financial advisor or Heritage if you would like to take advantage of these programs.

          - RIGHTS OF ACCUMULATION -- Lets you combine purchases in related accounts for purposes of calculating sales charges. Under this program, a related account includes any other direct or beneficial accounts you own, your spouse's accounts, or accounts held by your minor children.

          - COMBINED PURCHASE PRIVILEGE -- Lets you add the value of your previous Class A investments for purposes of calculating the sales charge if the total amount you have invested is at least $25,000.

          - STATEMENT OF INTENTION -- Lets you purchase Class A shares of any Heritage mutual fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You must invest at least $25,000 to obtain the benefit of this privilege.

     HERITAGE TRANSFER PROGRAM. If you have sold shares of a mutual fund other than a Heritage mutual fund within the last 90 days, we may waive the Class A sales charge on your investment. You may qualify for this waiver if:


          - You purchase Class A shares of a Heritage mutual fund between March 1, 2003 and March 31, 2003 or September 1, 2003 and September 30, 2003,

          - You provide a copy of your account statement showing the sale of your other mutual fund shares, and
          - You or your financial advisor submit, at the time of your purchase, a request that your purchase be processed without a sales charge.

     WAIVER OF CLASS A SHARES SALES CHARGE. Class A shares may be sold at net asset value without any sales charge to: (1) Heritage and the subadviser ; (2) current and retired officers and Trustees of a Trust; (3) directors, officers and full-time employees of Heritage, any subadviser of a Heritage mutual fund, their distributor and their affiliates; (4) registered financial advisors and employees of broker-dealers that are parties to dealer agreements with the funds' distributor (or financial institutions that have arrangements with such broker-dealers); (5) directors, officers and full-time employees of banks that are party to agency agreements with the distributor; and (6) all such persons' immediate relatives and their beneficial accounts. In addition, members of the American Psychiatric Association may purchase Class A shares at a sales charge equal to two-thirds of the percentages in the above table. The dealer concession also will be adjusted in a like manner. Class A shares also may be purchased without sales charges by investors who participate in certain broker-dealer wrap fee investment programs.

     Class A shares also may be sold at net asset value without any sales charge to individual retirement accounts, qualified retirement plans and taxable accounts that execute transactions through a single omnibus account per fund that is maintained by a financial institution or service organization that has entered into an acceptable administrative or similar agreement with the applicable Heritage mutual fund, Heritage or the fund's distributor. Heritage may pay from its own resources to the Distributor up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. Any participant in these plans who redeems Class A shares within 18 months of his or her purchase may be subject to a CDSC of 1.00% and Heritage may retain the Rule 12b-1 fees for a period up to 18 months.

     CDSC WAIVERS. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

        - to make certain distributions from retirement plans,

        - because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),

        - to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or

        - to close out shareholder accounts that do not comply with the minimum balance requirements.


     REINSTATEMENT PRIVILEGE. If you sell shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Heritage if you decide to exercise this privilege.


HOW TO INVEST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     MINIMUM INITIAL INVESTMENT. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial and subsequent investment for each fund is:

                                 MINIMUM INITIAL         SUBSEQUENT
TYPE OF ACCOUNT                    INVESTMENT            INVESTMENT
---------------                  ---------------   -----------------------
Regular Account................      $1,000              No minimum
Periodic Investment Program....      $   50        $50 on a monthly basis
Retirement Account.............      $  500              No minimum

     Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

     You may invest in a fund in the following ways:

     THROUGH YOUR FINANCIAL ADVISOR. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Your financial advisor or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund's behalf.

     BY MAIL. You may invest in a fund directly by completing and signing the account application found in this Prospectus. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

         Heritage Asset Management, Inc.
         P.O. Box 33022
         St. Petersburg, FL 33733

     BY TELEPHONE. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the account application and attach a voided check to activate this service. This method cannot be used to open a new account.

     BY PERIODIC INVESTMENT PROGRAM. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial advisor or dealer.



        - FROM YOUR BANK ACCOUNT -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This transfer will be effected either by electronic transfer or paper draft. Complete the appropriate sections of the account application or the Heritage Bank Draft Investing form to activate this service. Heritage reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive months.



        - AUTOMATIC EXCHANGE -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.


The intent of these plans is to encourage you to increase your Heritage account balance to the fund's minimum investment. If you discontinue any of these plans before your account reaches the required minimum investment, you must buy more shares to keep your account open.

     BY DIRECT DEPOSIT. You may instruct your employer, insurance company, or the Federal government to direct all or part of the payments you receive to your Heritage account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refund are eligible for this service. The following information must be provided to the payor in the enrollment process:

             -   Bank routing number:  0    1   1   0   0   0   0   2   8
             -   Account number:       7    7   0   0   1   f   f   a   a   a   a   a   a   a   a   a   a

                                       "f" represents the two digit fund code found on the Fund Selection section of the Heritage account application.
                                       "a" represents the first 10 digits of your Heritage account number.
                                       All Heritage account numbers begin with 44 or 66.
                 For example if your Heritage account number is 44123456789 and you wish to establish a direct deposit to the Class A shares of the Heritage Intermediate Government Fund, you would enter 77001014412345678.
             -   The account must be designated as a checking account.

     Please note that these instructions are different than the Federal Reserve wire instructions below.

     BY WIRE. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:

         State Street Bank and Trust Company
         ABA #011-000-028
         Account # 3196-769-8
         Name of the Fund
         The class of shares to be purchased
         (Your account number assigned by Heritage)
         (Your name)

     THROUGH A RETIREMENT PLAN. Heritage mutual funds offer a range of retirement plans, including traditional, Roth, SEP and SIMPLE IRA plans/accounts. A special application and custodial agreement is required. Contact your financial advisor or Heritage for more information. Heritage reserves the right to cancel your plan at any time.

HOW TO SELL YOUR INVESTMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     You can sell -- or redeem -- shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or automated clearing house deposits (ACH), payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third party are not acceptable redemption instructions and will not be honored.

     APPLICATION OF CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held Class A, Class B or Class C shares of Heritage Cash Trust-Money Market Fund will not be counted for purposes of calculating the CDSC.


     You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial advisor or dealer.


     THROUGH YOUR FINANCIAL ADVISOR. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor or an agent will transmit your request to sell shares of your fund and may charge you a fee for this service.

     BY TELEPHONE. You may sell shares from your account by calling your fund at (800) 421-4184 prior to the close of regular trading on the New York Stock Exchange -- typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

     For your protection, telephone requests may be recorded in order to verify their accuracy In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call.


     When redeeming shares by telephone, payment of up to $50,000 can be made in one of the following ways:



        - Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or



        - By check to your address of record, provided there has not been an address change in the last 30 days.



     IN WRITING. You may sell shares of your fund by sending a letter of instruction. Specify the fund name, your share class, your account number, the names(s) in which the account is registered and the dollar value or number of shares you wish to sell. Include all signatures and any additional documents that may be required. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.


     All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     A signature guarantee of your request is required if the redemption is:

        - Greater than $50,000,

        - Sent to an address other than the address of record, or preauthorized bank or brokerage firm account,

        - Sent to a payee other than the shareholder of record, or

        - Sent to an address of record that has been changed within the past 30 days.

     A signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our signature guarantee program, which includes most banks and security dealers. A notary public can not guarantee your signature.

     Payment for a written request can be made one of the following ways:


        - Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or



        - By check, or



        - By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.


     BY SYSTEMATIC WITHDRAWAL PLAN. This plan may be used for periodic withdrawals from your account. To establish, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor or Heritage) and send that form to Heritage. Availability of this plan may be limited by your financial advisor. You should consider the following factors when establishing a plan:

        - Make sure you have a sufficient amount of shares in your account.
        - Determine how much you wish to withdraw. You must withdraw a minimum of $50 for each transaction.
        - Make sure you are not planning to invest more money in this account (buying shares during a period when you also are selling shares of the same fund is not advantageous to you because of sales charges).
        - Determine the schedule: monthly, quarterly, semiannual or annual basis.
        - Determine which day of the month you would like the withdrawal to occur. Available dates are the 1(st), 5(th), 10(th) or 20(th) day of the month. If such a day falls on the weekend, the withdrawal will take place on the next business day.
        - Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

HOW TO EXCHANGE YOUR SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     If you own shares of a fund for at least 30 days, you can exchange those shares for shares of the same class of any other Heritage mutual fund provided you satisfy the minimum investment requirements. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like titled Heritage accounts. Written instructions with a signature guarantee, as described above, are required if the accounts are not identically registered.

     You may make exchanges without paying any additional sales charges. However, if you exchange shares of the Heritage Cash Trust-Money Market Fund and Municipal Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage mutual fund, you must pay the applicable sales charge.

     Class A, Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange. However, if you hold Class A, Class B or Class C shares in the Heritage Cash Trust-Money Market Fund, the time you hold those shares in that fund will not be counted for purposes of calculating the CDSC.

ACCOUNT AND TRANSACTION POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     PRICE OF SHARES. The funds' regular business days are the same as those of the New York Stock Exchange (NYSE), normally Monday through Friday. The net asset value per share (NAV) for each class of a fund is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. eastern time). The share price is calculated by dividing a class's net assets by the number of its outstanding shares. Because the value of a fund's investment portfolio changes every business day, the NAV usually changes as well.

     In calculating NAV, the funds typically price their securities by using pricing services or market quotations. However, in cases where these are unavailable or when the portfolio manager believes that subsequent events have rendered them unreliable, a fund may use fair-value estimates instead.


     TIMING OF ORDERS. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in good order by the funds, the Distributor or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day - normally 4:00 p.m. Eastern time - and are executed the same day at that day's NAV. Otherwise, all orders will be executed at the NAV determined as of the close of regular trading on the next trading day.



     CUSTOMER IDENTIFICATION PROCEDURES. The funds are required to obtain certain information about you in order to open an account. You must provide Heritage with the name, physical address, social security or other taxpayer identification number, date of birth and phone number of all owners of the account. A post office box cannot be used as the physical address on the account. Heritage will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, Heritage may employ additional verification methods or refuse to open your account. The information gathered also will be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for Heritage to close or suspend further activity in an account.


     RESTRICTIONS ON ORDERS. The funds and the Distributor reserve the right to reject any purchase order and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund can not determine the value of its assets or sell its holdings.

     REDEMPTION IN KIND. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least either $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.

     ACCOUNTS WITH BELOW-MINIMUM BALANCES. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

     MARKET TIMERS. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     DISTRIBUTIONS AND TAXES. Each fund distributes to its shareholders dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses. The dividends you receive from a fund will be taxed as ordinary income.

     Each fund also distributes net capital gains to its shareholders normally once a year. Capital gains are generated by a fund when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of net gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates.

     Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check or direct them for purchase of shares in another Heritage mutual fund. However, if you have a retirement plan or a Systematic Withdrawal Plan, your distributions will be automatically reinvested.

     In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

             TYPE OF TRANSACTION                                     TAX STATUS
             -------------------                                     ----------
Income dividends.............................  Ordinary income rate
Net short-term capital gain distributions....  Ordinary income rate
Net long-term capital gain distributions.....  Capital gains rate
Sales or exchanges of fund shares owned for
  more than one year.........................  Long-term capital gains or losses (capital gains rate)
Sales or exchanges of fund shares owned for    Gains are taxed at the same rate as ordinary income;
  one year or less...........................  losses are subject to special rules

     Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class' expense ratio is lowest).

     TAX REPORTING. During each year, we will send non-retirement account holders a Form 1099 that tells you the amount of fund distributions you received for the prior calendar year, and the tax status of those distributions, and a list of reportable sale transactions. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

     WITHHOLDING TAXES. If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number or you otherwise are subject to backup withholding, federal law requires us to withhold a portion of your distributions and sale proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return.

     Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                              FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the High Yield Bond Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                           CLASS A SHARES                      CLASS B SHARES
                                             ------------------------------------------   ------------------------
                                                        FOR THE YEARS ENDED                 FOR THE YEARS ENDED
                                                           SEPTEMBER 30,                       SEPTEMBER 30,
                                             ------------------------------------------   ------------------------
                                              2002     2001     2000     1999     1998     2002     2001     2000
                                             ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR.........  $ 7.10   $ 7.87   $ 8.98   $ 9.77   $10.69   $ 7.06   $ 7.83   $ 8.94
                                             ------   ------   ------   ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................    0.57     0.70     0.92     0.86     0.88     0.54     0.65     0.86
 Net realized and unrealized gain (loss) on
   investments.............................   (0.44)   (0.77)   (1.11)   (0.78)   (0.91)   (0.45)   (0.76)   (1.10)
                                             ------   ------   ------   ------   ------   ------   ------   ------
 Total from Investment Operations..........    0.13    (0.07)   (0.19)    0.08    (0.03)    0.09    (0.11)   (0.24)
                                             ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income......   (0.59)   (0.70)   (0.92)   (0.87)   (0.89)   (0.55)   (0.66)   (0.87)
                                             ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR...............  $ 6.64   $ 7.10   $ 7.87   $ 8.98   $ 9.77   $ 6.60   $ 7.06   $ 7.83
                                             ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN (%)(A)........................    1.68    (1.04)   (2.97)    0.66    (0.52)    1.15    (1.55)   (3.50)
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%)......    1.12     1.13     1.18     1.18     1.19     1.65     1.65     1.70
   Without expenses waived/recovered (%)...    1.59     1.58     1.40     1.27     1.30     2.12     2.10     1.92
 Net investment income to average daily net
   assets..................................    8.36     9.17    10.07     8.94     8.44     7.83     8.60     9.56
 Portfolio turnover rate...................      61       56       32       52       87       61       56       32
 Net assets, end of year ($ millions)......      23       20       25       34       40        5        4        3

                                                 CLASS B SHARES                    CLASS C SHARES
                                                -----------------    ------------------------------------------
                                                FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                  SEPTEMBER 30,                    SEPTEMBER 30,
                                                -----------------    ------------------------------------------
                                                   1999    1998+      2002     2001     2000     1999     1998
                                                  ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR.........       $ 9.73   $10.57    $ 7.06   $ 7.83   $ 8.94   $ 9.73   $10.65
                                                  ------   ------    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................         0.81     0.51      0.54     0.65     0.86     0.81     0.83
 Net realized and unrealized gain (loss) on
   investments.............................        (0.78)   (0.87)    (0.45)   (0.76)   (1.10)   (0.78)   (0.91)
                                                  ------   ------    ------   ------   ------   ------   ------
 Total from Investment Operations..........         0.03    (0.36)     0.09    (0.11)   (0.24)    0.03    (0.08)
                                                  ------   ------    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income......        (0.82)   (0.48)    (0.55)   (0.66)   (0.87)   (0.82)   (0.84)
                                                  ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR...............       $ 8.94   $ 9.73    $ 6.60   $ 7.06   $ 7.83   $ 8.94   $ 9.73
                                                  ======   ======    ======   ======   ======   ======   ======
TOTAL RETURN (%)(A)........................         0.14    (3.58)(b)   1.15   (1.55)   (3.50)    0.14    (1.02)
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%)......         1.70     1.70(c)   1.65     1.65     1.70     1.70     1.70
   Without expenses waived/recovered (%)...         1.79     1.81(c)   2.12     2.10     1.92     1.79     1.81
 Net investment income to average daily net
   assets..................................         8.40     7.90(c)   7.82     8.60     9.56     8.42     7.93
 Portfolio turnover rate...................           52       87        61       56       32       52       87
 Net assets, end of year ($ millions)......            4        2         9        8        8       13       13


---------------
  + For the period February 2, 1998 (commencement of Class B Shares) to
    September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Intermediate Government Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                         CLASS A SHARES*                      CLASS B SHARES*
                                            ------------------------------------------    ------------------------
                                                       FOR THE YEARS ENDED                  FOR THE YEARS ENDED
                                                          SEPTEMBER 30,                        SEPTEMBER 30,
                                            ------------------------------------------    ------------------------
                                             2002     2001     2000     1999     1998      2002     2001     2000
                                            ------   ------   ------   ------   ------    ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR........  $ 9.78   $ 9.19   $ 9.16   $ 9.70   $ 9.20    $ 9.74   $ 9.15   $ 9.13
                                            ------   ------   ------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................    0.36     0.45     0.50     0.41     0.48      0.32     0.42     0.47
 Net realized and unrealized gain (loss)
   on investments.........................    0.33     0.60     0.06    (0.53)    0.51      0.34     0.60     0.05
                                            ------   ------   ------   ------   ------    ------   ------   ------
 Total from Investment Operations.........    0.69     1.05     0.56    (0.12)    0.99      0.66     1.02     0.52
                                            ------   ------   ------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....   (0.37)   (0.46)   (0.53)   (0.42)   (0.49)    (0.34)   (0.43)   (0.50)
                                            ------   ------   ------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF YEAR..............  $10.10   $ 9.78   $ 9.19   $ 9.16   $ 9.70    $10.06   $ 9.74   $ 9.15
                                            ======   ======   ======   ======   ======    ======   ======   ======
TOTAL RETURN (%)(A).......................    7.27    11.76     5.92    (1.20)   11.18      6.98    11.46     5.47
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%).....    0.86     0.87     0.87     0.91     0.92      1.20     1.20     1.20
   Without expenses waived/recovered
     (%)..................................    1.42     1.56     1.47     1.84     2.00      1.76     1.89     1.80
 Net investment income to average daily
   net assets.............................    3.75     4.77     5.32     4.40     5.18      3.32     4.26     5.00
 Portfolio turnover rate..................     106      123      107      124      188       106      123      107
 Net assets, end of year ($ millions).....      40       25       23       11       13         5        1      0.3

                                            CLASS B SHARES*                 CLASS C SHARES*
                                            ---------------    ------------------------------------------
                                            FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                             SEPTEMBER 30,                   SEPTEMBER 30,
                                            ---------------    ------------------------------------------
                                             1999    1998+      2002     2001     2000     1999     1998
                                            ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR........  $ 9.67   $ 9.28    $ 9.75   $ 9.17   $ 9.14   $ 9.67   $ 9.18
                                            ------   ------    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................    0.39     0.33      0.32     0.41     0.45     0.40     0.41
 Net realized and unrealized gain (loss)
   on investments.........................   (0.53)    0.32      0.35     0.60     0.08    (0.53)    0.55
                                            ------   ------    ------   ------   ------   ------   ------
 Total from Investment Operations.........   (0.14)    0.65      0.67     1.01     0.53    (0.13)    0.96
                                            ------   ------    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....   (0.40)   (0.26)    (0.34)   (0.43)   (0.50)   (0.40)   (0.47)
                                            ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR..............  $ 9.13   $ 9.67    $10.08   $ 9.75   $ 9.17   $ 9.14   $ 9.67
                                            ======   ======    ======   ======   ======   ======   ======
TOTAL RETURN (%)(A).......................   (1.49)    7.16(b)   7.08    11.32     5.58    (1.38)   10.85
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%).....    1.20     1.20(c)   1.20     1.20     1.20     1.20     1.20
   Without expenses waived/recovered
     (%)..................................    2.13     2.28(c)   1.76     1.89     1.80     2.13     2.28
 Net investment income to average daily
   net assets.............................    4.15     4.59(c)   3.33     4.34     4.98     4.11     4.74
 Portfolio turnover rate..................     124      188       106      123      107      124      188
 Net assets, end of year ($ millions).....     0.4      0.1        12        4        2        2        5


---------------
  * Per share amounts have been calculated using the monthly average share method.
  + For the period February 2, 1998 (commencement of Class B Shares) to
    September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.


        (LOGO) HERITAGE LOGO           ACCOUNT APPLICATION
                                       P.O. Box 33022, St. Petersburg, FL 33733, 800-421-4184, www.heritagefunds.com
                                       [ ] Link to existing account # ------------    [ ] Assign new account #
                                       (Indicate fund and class in Fund Selection section on page 2)

ACCOUNT REGISTRATION

TYPE OF ACCOUNT:

[ ] Individual                                          [ ] Joint Tenant w/Right of Survivorship
[ ] Gift to Minor-State established ---------------     [ ] Foundation or Exempt Organization
[ ] Association, Partnership or other Organization      [ ] Corporation (attach corporate resolution)
[ ] Trust (attach trust agreement or trustee
certification)                                          [ ] Other ------------------------------------

------------------------------------------------------------------          ------------------------------------------------
Owner's Name                                                                Social Security (SSN) or Taxpayer ID

                                      (     )
------------------------------        ------------------------------        ------------------------------------------------
Owner's Date of Birth                 Phone Number                          Driver's License # and State (DLN)

------------------------------------------------------------------          ------------------------------------------------
Joint Owner's Name                                                          Social Security or Taxpayer ID

                                      (     )
------------------------------        ------------------------------        ------------------------------------------------
Joint Owner's Date of Birth           Phone Number                          Driver's License # and State

----------------------------------------------------------------------------------------------------------------------------
Street Address (P.O. Boxes are not acceptable)

-----------------------------------      ------------------------------      ------------------------------
City                                                              State                                Zip

[ ] For additional owners, check the box at left and provide name, SSN, birth date, phone and DLN for each on a separate page.

Are you a: [ ] U.S. Citizen [ ] Resident alien [ ] Non-resident alien (W-8 required) Country of residence ---------------

Are you an employee of the Distributor or participating broker-dealer as defined in the prospectus? [ ] Yes [ ] No

DISTRIBUTION OPTION FOR DIVIDENDS AND CAPITAL GAINS (if none selected, all distributions will be reinvested):
[ ] Reinvest    [ ] Pay in cash    [ ] Pay to Heritage fund ----------, account
# -------------------------

[ ] Check this box if you DO NOT want to be able to process redemptions and exchanges via telephone order, as described in the prospectus.

FINANCIAL ADVISOR INFORMATION

This purchase of shares complies with the current prospectus(es) for the fund(s) selected above and with the terms of the selling agreement with the Distributor. We agree to notify the Distributor of any purchases which may be eligible for a reduced or waived sales charge. We guarantee the signatures on this application and the legal capacity of the signers.

------------------------------        ------------------------------        -------------------------------------------
Financial Advisor's Name              Branch Number                         Financial Advisor Number

                                      (     )                               X
------------------------------        ------------------------------        -------------------------------------------
Dealer name                           Branch Phone Number                   Signature

-----------------------------------------------------------------------------------------------------------------------
Branch Address, City, State, Zip

SCAN: OPS/NEW APP

FUND SELECTION Choose which funds and class you are purchasing

Please choose from the following list of Heritage funds you wish to purchase. If you do not specify a class of shares, Class A shares will be purchased. The minimum investment amount is $1,000 per fund unless you are participating in a Periodic Investment Program. Your purchase proceeds should equal the total investment amount below.

                                            SHARE CLASS/FUND CODE           INVESTMENT AMOUNT
                                            A         B         C
     INCOME FUNDS:
[ ]  Intermediate Government              [ ] 01    [ ] 02    [ ] 05        $ ---------------
[ ]  High Yield Bond                      [ ] 11    [ ] 12    [ ] 15        $ ---------------

     EQUITY FUNDS:
[ ]  Aggressive Growth                    [ ] 21    [ ] 22    [ ] 25        $ ---------------
[ ]  Technology                           [ ] 26    [ ] 28    [ ] 27        $ ---------------
[ ]  Small Cap Stock                      [ ] 31    [ ] 32    [ ] 35        $ ---------------
[ ]  International Equity                 [ ] 36    [ ] 38    [ ] 37        $ ---------------
[ ]  Capital Appreciation                 [ ] 41    [ ] 42    [ ] 45        $ ---------------
[ ]  Mid Cap Stock                        [ ] 46    [ ] 48    [ ] 47        $ ---------------
[ ]  Growth and Income                    [ ] 51    [ ] 52    [ ] 55        $ ---------------
[ ]  Value Equity                         [ ] 61    [ ] 62    [ ] 65        $ ---------------
[ ]  Growth Equity                        [ ] 71    [ ] 72    [ ] 75        $ ---------------

     HERITAGE CASH TRUST:
[ ]  Money Market                         [ ] 91    [ ] 92    [ ] 95        $ ---------------
[ ]  Municipal Money Market               [ ] 81                            $ ---------------

TOTAL INVESTMENT                                                            $ ---------------
                                                                            ----------------

REDUCED SALES CHARGE (see prospectus for terms and limitations)

[ ] Statement of Intent. Please indicate the total you plan to invest over the next 13 months. If you don't complete this investment, you will be charged an additional sales charge: [ ] $25,000 [ ] $50,000 [ ] $100,000
    [ ] $250,000 [ ] $500,000 [ ] $1,000,000
[ ] Right of Accumulation. If you, your spouse or minor children own Class A shares of other Heritage Mutual Funds, you may qualify for a reduced sales charge. Link these accounts -----------------------------------

SIGNATURES AND TAXPAYER IDENTIFICATION CERTIFICATION

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read a current prospectus for each fund in which I am investing and understand that its terms are incorporated by reference into this application. I understand that certain redemptions may be subject to a contingent deferred sales charge. I agree that the Fund, Heritage, Distributor and their Trustees, directors, officers and employees will not be held liable for any loss, liability, damage, or expense for relying upon this application or any instructions including telephone instructions they reasonably believe are authentic. If a taxpayer identification number is not provided and certified, all dividends paid will be subject to Federal backup withholding.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (includes a U.S. resident alien). You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


X                                                          X
  ------------------------------------------------         ------------------------------------------------
  Signature                                   Date           Signature                                   Date

DIRECT PAYMENT PLAN ENROLLMENT

Use this section to link your Heritage account to your bank account.

Heritage
Fund -------------------------      Class -------------------------      Account
number -------------------------

[ ] New Enrollment    [ ] Change Existing Instructions

BANK ACCOUNT INFORMATION

                                                                   (     )
------------------------------------------------------------       ---------------------------------------
Bank Name                                                          Bank Phone Number

------------------------------------------------------------
City and State

------------------------------------------------------------       ---------------------------------------
ABA (Routing Number)                                               Account Number

----------------------------------------------------------------------------------------------------------
Name(s) on Bank Account            [ ] Checking Account  [ ] Savings Account

Please allow ten business days for this feature to be established. Shares will normally be received within three business days of the date you select to have your bank account debited or credited. Should a CDSC apply, the liquidation will be such that you receive the requested amount, less the CDSC.

SIGNATURES (ALL ACCOUNT OWNERS MUST SIGN)

I hereby authorize Heritage Asset Management to initiate credit and debit entries to my (our) account at the Financial Institution indicated and for the Financial Institution to credit or debit the same to such an account through the Automated Clearing House (ACH) system, subject to the rules of the Financial Institution and the Fund. Heritage Asset Management may correct any transaction error with a debit or credit to my Financial Institution account and/or the Fund account. This authorization, including any credit or debit entries initiated thereunder, is in full force and effect until I notify Heritage Asset Management of its revocation by telephone or in writing and Heritage Asset Management has had sufficient time to act on it.

X
     ----------------------------------------------------------------------       ---------------------------------------
     Account Owner's Signature                                                    Date

     ----------------------------------------------------------------------       ---------------------------------------
     Joint Owner's Signature                                                      Date

    COMPLETE THE OTHER SIDE TO ENROLL IN A PERIODIC INVESTMENT OR SYSTEMATIC
                  WITHDRAWAL PLAN USING THIS BANK INFORMATION.

Tape a preprinted voided check from the above account here. We cannot accept a temporary check. A deposit slip is acceptable for savings accounts only.

                              PLEASE DO NOT STAPLE
                                 Use tape only

PERIODIC INVESTMENT PROGRAM (PIP) AVAILABILITY MAY BE LIMITED BY YOUR FINANCIAL ADVISOR

If you wish funds to be credited to your Heritage account from your bank account on a regular basis, complete the following. BE SURE TO COMPLETE THE BANK ACCOUNT INFORMATION ON THE PREVIOUS PAGE.

Heritage Fund ---------------              Class ----------              Account
number --------------------

Amount $
---------------------------  Transfer date (choose one or both)  [] 5th  [] 15th

Frequency (choose one)  [] Monthly  [] Quarterly  [] Semi-Annually  [] Annually

--------------------------------------------------------------------------------

Heritage Fund ---------------              Class ----------              Account
number --------------------

Amount $
---------------------------  Transfer date (choose one or both)  [] 5th  [] 15th

Frequency (choose one)  [] Monthly  [] Quarterly  [] Semi-Annually  [] Annually

SYSTEMATIC WITHDRAWAL PLAN (SWP) AVAILABILITY MAY BE LIMITED BY YOUR FINANCIAL ADVISOR

You can receive periodic payments from your Heritage account. The payments can be sent to your bank account, sent to you at your address of record or to another person you designate (with proper authorization). If you begin a SWP, you may redeem up to 12% annually of your current account value without incurring a contingent deferred sales charge.

Heritage Fund ---------------              Class ----------              Account
number --------------------

Amount $
---------------------------  Liquidation date (choose
one)  [] 1st  [] 5th  [] 10th  [] 20th

Frequency (choose one)  [] Monthly  [] Quarterly  [] Semi-Annually  [] Annually

Send payment to: [] The bank account listed on this form [] My address of record [] The following payee:

-------------------------  -----------------------------------
                                                                     Payee
Payee Name                 Account Number (if applicable)

--------------------------------------------------------------------------------
Payee Address, City, State, Zip

If payment is made to a payee other than the shareholder of record at the address of record, all owners must sign here and a signature guarantee must accompany the signature(s) (see prospectus):

                                         Signature Guarantee:

X
------------------------------------------

X
------------------------------------------

[X] FINAL CHECKLIST

Be sure you have done the following:
  [] Complete the information for all account owners. If you have more than two account owners, attach a separate page and check the indicated box. Include any documentation necessary to open the account.
  [] Select the funds and classes in which you wish to invest. The allocation to the funds should equal your total investment and the amount of your check.
  [] Make your check payable to the fund and class you wish to purchase. If you're allocating your purchase to multiple funds, make the check payable to "Heritage Funds".
  [] If enrolling in the Direct Payment Plan, complete the bank information, attach a voided check, and sign on page 3.
  [] If participating in a PIP or SWP, complete all information. Sign and signature guarantee if necessary.
  [] Sign the application on page 2.

Mail your completed application and check to Heritage Funds, P.O. Box 33022, St. Petersburg, FL 33733

For additional help, please call us at 800-421-4184 or visit us at www.heritagefunds.com

                              FOR MORE INFORMATION

         More information on these funds is available free upon request, including the following:

  Annual/Semiannual Reports. Provide additional information about each fund's investments, describes each fund's performance and contains letters from the fund's managers discussing recent market conditions, economic trends and fund strategies that significantly affect the funds' performance during that period.

Statement of Additional Information (SAI). Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange
       Commission and is incorporated herein by reference (meaning it is legally considered part of this prospectus).

                                     [PHOTO]

    To obtain information or make an inquiry, contact Heritage Mutual Funds:

                        By mail:        880 Carillon Parkway
                                        St. Petersburg, Florida 33716

                        By telephone:   (800) 421-4184

                        By Internet:    www.heritagefunds.com

These documents and other information about the funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington,
 D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202)942-8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC's Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following
  e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference
                      Section, Washington, D.C. 20549-0102.

 To eliminate unnecessary duplication, only one copy of the prospectus or other shareholder reports may be sent to shareholders with same mailing address. However, if you wish to receive a copy of the prospectus or other shareholder reports for each shareholder with same mailing address, you should call
        1-800-421-4184 or send an e-mail to: heritage@heritagefunds.com.

   The funds' Investment Company and Securities Act registration numbers are:
                             811-5853 and 33-30361

 No dealer, saleman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                         PRIVACY NOTICE TO SHAREHOLDERS
                        OF THE HERITAGE FAMILY OF FUNDS

     Heritage Asset Management and Heritage Family of Funds (collectively "Heritage") are committed to protecting confidentiality of the information furnished to us by our clients. We are providing you this information as required by Regulation S-P adopted by the Securities and Exchange Commission.

INFORMATION ABOUT YOU THAT WE COLLECT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We collect non-public personal information about you from the following sources: information we receive from you on applications or other forms or through our website; information about your transactions with us, our affiliates, or others; and information we may receive from a consumer reporting agency.

OUR USE OF INFORMATION ABOUT YOU:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We may share information about you with affiliated companies of Heritage Asset Management and with parties that provide other services to us, and with certain financial institutions with whom we have joint marketing arrangements. Otherwise, we do not disclose any non-public personal information about you to anyone except as permitted by law. We follow the same policy with respect to non-public information received from all clients and former clients.

HOW WE PROTECT YOUR CONFIDENTIAL INFORMATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     Heritage has policies that restrict access to non-public personal information about you to those employees who have need for that information to provide investment alternatives or services to you, or to employees who assist those who provide investment alternatives or services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

                       STATEMENT OF ADDITIONAL INFORMATION
                              HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                          INTERMEDIATE GOVERNMENT FUND


     This Statement of Additional Information ("SAI") dated February 3, 2003 should be read in conjunction with the Prospectus dated February 3, 2003 describing the shares of the High Yield Bond and Intermediate Government Funds of Heritage Income Trust (the "Trust"). Each fund offers Class A, Class B and Class C shares. This SAI is not a prospectus itself. To receive a copy of the funds' Prospectus or annual and semiannual reports to shareholders, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.


                         HERITAGE ASSET MANAGEMENT, INC.
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
I.       GENERAL INFORMATION...................................................2
II.      INVESTMENT INFORMATION................................................2
         A.    Investment Policies, Strategies and Risks.......................2
         B.    Industry Classifications.......................................21
III.     INVESTMENT LIMITATIONS...............................................21
         A.    Fundamental Policies...........................................21
         B.    Nonfundamental Policies........................................22
IV.      NET ASSET VALUE......................................................23
V.       PERFORMANCE INFORMATION..............................................24
VI.      INVESTING IN THE FUNDS...............................................28

         A.    Periodic Investment Program....................................29

         B.    Retirement Plans...............................................29
         C.    Class A Combined Purchase Privilege (Right of Accumulation)....30
         D.    Class A Statement of Intention.................................30
VII.     CONVERSION OF CLASS B SHARES.........................................31
VIII.    REDEEMING SHARES.....................................................31
         A.    Receiving Payment..............................................32
         B.    Telephone Transactions.........................................32
         C.    Systematic Withdrawal Plan.....................................33
         D.    Waiver of the Contingent Deferred Sales Charge.................33
         E.   Redemptions in Kind.............................................34
IX.      EXCHANGE PRIVILEGE...................................................34
X.       TAXES................................................................35
XI.      SHAREHOLDER INFORMATION..............................................38
XII.     TRUST INFORMATION....................................................39
         A.    Management of the Trust........................................39
         B.    Five Percent Shareholders......................................44
         C.    Investment Adviser and Administrator; Subadviser...............44
         D.    Brokerage Practices............................................46
         E.   Distribution of Shares..........................................47
         F.   Administration of the Trust.....................................49
         G.    Potential Liability............................................50
APPENDIX.....................................................................A-1

REPORT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
AND FINANCIAL STATEMENTS.....................................................B-1

I.   GENERAL INFORMATION
     -------------------


     The Heritage Income Trust ("Trust") was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers its shares through two separate investment portfolios: the High Yield Bond Fund (prior to February 1, 1996, named the Diversified Portfolio) ("High Yield") and the Intermediate Government Fund (prior to February 1, 1996, named the Limited Maturity Government Portfolio) ("Government") (each a "fund" and, collectively, the "funds"). Each fund currently offers three classes of shares, Class A shares sold subject to a 3.75% maximum front-end sales charge ("Class A shares"), Class B shares sold subject to a 5% maximum contingent deferred sales charge ("CDSC"), declining over a six-year period ("Class B shares"), and Class C shares, sold subject to a 1% CDSC ("Class C shares").


     Each fund operates for many purposes as if it were an independent company. Each fund has its own objectives, policies, strategies and portfolio managers, among other characteristics.

II.  INVESTMENT INFORMATION
     ----------------------

     A.   INVESTMENT POLICIES, STRATEGIES AND RISKS
          -----------------------------------------


          This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. High Yield invests at least 80% of its net assets (plus any borrowings for investment purposes) in lower- and medium-rated corporate bonds and other fixed income securities. Government invests at least 80% of its assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (and related repurchase agreements and forward commitments. The remainder of a fund's assets may be invested as set forth below. For more information on a fund's principal strategies and risks, please see the funds' Prospectus.


          BORROWING. Each fund may borrow in certain limited circumstances as indicated in the "Investment Limitations" section. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's investment portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.

          BRADY BONDS. High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Salomon Brothers Asset Management Inc., the subadviser to High Yield (the "Subadviser"), believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the Subadviser's expectations with respect to Brady Bonds will be realized.

     Brady Bonds have been issued for only a limited period of time, and, accordingly, do not have a long payment history. Brady Bonds that have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's Ratings Services ("S&P") or "Ba" or "B" by Moody's Investors Services, Inc. ("Moody's") or, in cases in which a rating by S&P or Moody's has not been assigned, generally are considered by the Subadviser to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Inter-Bank Offered Rate ("LIBOR").

     Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.

     In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and generally are maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxes."

     In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     DEBT OBLIGATIONS AND FUND MATURITY. The market value of debt securities held by each fund will be affected by changes in interest rates. There normally is an inverse relationship between the market value of such securities and actual changes in interest rates. Thus, a decline in interest rates generally produces an increase in market value while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also will affect the market value of the debt securities of that issuer. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

     EQUITY SECURITIES. High Yield may invest up to 20% of its assets in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with the fund's objectives.

          CONVERTIBLE SECURITIES. High Yield may invest in convertible securities. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

          PREFERRED STOCK. High Yield may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

          WARRANTS. High Yield may invest in warrants, which are securities that permit the fund to acquire (but not obligating), by subscription, certain other securities such as common stocks regardless of the market price of the security. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying security. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     FIXED AND FLOATING RATE LOANS. High Yield may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). High Yield may invest in such loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). High Yield considers these investments to be investments in debt securities. High Yield, in pursuing its investment policies, may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities. Participations typically will result in the fund having a contractual relationship only with the Lender, not with the borrower. High Yield will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, High Yield generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and High Yield may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, High Yield may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. High Yield will acquire Participations only if the Lender interpositioned between High Yield and the borrower is determined by the investment manager to be creditworthy. When High Yield purchases Assignments from Lenders the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     High Yield may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Thus the fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. High Yield may revise this policy in the future.

     FOREIGN DEBT SECURITIES. High Yield may invest up to 10% of its total assets in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for High Yield's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. Investments in securities of foreign issuers may involve risks arising from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of High Yield's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by High Yield, the lack of extensive operating experience of eligible foreign subcustodian's and legal limitations on the ability of the High Yield to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for High Yield to obtain or enforce a judgment against the issuers of such obligations.

          ADDITIONAL  RISKS OF HIGH YIELD  FOREIGN  SOVEREIGN  DEBT  SECURITIES.
Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

          Other factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

          The cost of servicing external debt also generally will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

          As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

          Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield's holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     FORWARD COMMITMENTS. Government may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). Government may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to Government of an advantageous yield or price. Although Government generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, Government may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

     ILLIQUID AND RESTRICTED SECURITIES. Government will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or due to legal or contractual restrictions on resale.

     High Yield has a similar 10% limit on illiquid securities, but not all restricted securities are deemed illiquid for this purpose. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain sales of unregistered securities by investors to "qualified institutional buyers" such as High Yield. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. High Yield is permitted to invest in restricted securities that are sold in reliance on Rule 144A ("Rule 144A Securities"). These securities generally are deemed to be illiquid and, thus, are subject to High Yield's investment limit that restricts investments in illiquid securities to no more than 10% of its net assets. However, pursuant to High Yield's Guidelines for Purchase of Rule 144A Securities ("Guidelines") adopted by the Board of Trustees ("Board"), the Subadviser may determine that certain Rule 144A Securities are liquid. The Subadviser takes into account a number of factors in reaching liquidity decisions, including (1) the total amount of Rule 144A Securities being offered,
(2) the number of potential purchasers of the Rule 144A Securities, (3) the number of dealers that have undertaken to make a market in the Rule 144A Securities, (4) the frequency of trading in the 144A Securities, and (5) the nature of the 144A Securities and how trading is effected (e.g., the time needed to sell the 144A Securities, how offers are solicited and the mechanics of transfer.) The continued liquidity of Rule 144A securities depends upon various factors, including the maintenance of an efficient institutional market in which such unregistered securities can be readily resold and the willingness of the issuer to register the securities under the 1933 Act. High Yield's investments in Rule 144A Securities that are deemed to be liquid cannot exceed 25% of its net assets at the time of investment, when combined with the 10% limit on the purchase of illiquid securities.

     Over-the-counter ("OTC") options and their underlying collateral are considered illiquid securities. Each fund also may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by that fund. The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     INVERSE FLOATERS. Government may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities commonly are known as inverse floaters. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or subtracting the factor to or from such interest rate or index. The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

     LOANS OF PORTFOLIO SECURITIES. The funds may loan portfolio securities to qualified broker-dealers. The collateral for each fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loans. Each fund may terminate such loans at any time and the market risk applicable to any security loaned remains a risk to the fund. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations. Securities loans may not exceed 25% of a fund's total assets and will be fully collateralized at all times. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. However, securities loans do involve some risk. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, a fund may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

     LOWER-RATED SECURITIES -- RISK FACTORS. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in High Yield.

          EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately.

          The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, High Yield may incur additional expenses to seek recovery.

          Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by High Yield, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

          SECURITIES RATINGS. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

          LIQUIDITY AND VALUATION. High yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, High Yield would have to replace the security with a lower yielding security. To the extent that there is no established retail secondary market, there may be thin trading of high yielding securities. This may lessen High Yield's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly traded market. Certain high yielding securities may involve special registration responsibilities, liabilities and costs and liquidity and valuation difficulties; thus, the responsibilities of the Board to value high yield securities in the portfolio becomes more difficult with judgment playing a greater role.

     MONEY MARKET INSTRUMENTS. The funds may invest in bankers' acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"). Each fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a fund's ability to resell when it deems advisable to do so.

          BANKERS' ACCEPTANCES. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

          CERTIFICATES OF DEPOSIT ("CDs"). The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

          COMMERCIAL PAPER. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Each fund may invest in commercial paper rated A-l or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and in the case of High Yield, other lower quality commercial paper. For a description of these ratings, see "Commercial Paper Ratings" in the Appendix.

     MORTGAGE-BACKED SECURITIES. Government may invest in mortgage-backed securities issued by the U.S. Government or U.S. Government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. In general, mortgage-backed securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. These securities generally provide monthly interest and, in most cases, principal payments that are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably their effective maturities. This contrasts with U.S. Treasury securities, for instance, which generally pay all principal at maturity and typically have an effective maturity equal to the final stated maturity. Thus, for purposes of calculating the fund's weighted average maturity, the fund applies the standard market consensus with

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

respect to the effective maturity of mortgage-backed securities rather than their stated final maturities.

          U.S. GOVERNMENT-RELATED MORTGAGE-BACKED SECURITIES. The Government National Mortgage Association ("GNMA") is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development and is a primary issuer of U.S. Government-related mortgage-backed securities. GNMA pass-through securities are considered to be riskless with respect to default because the underlying mortgage loan portfolio is comprised entirely of U.S. Government-backed loans and timely principal and interest payments are guaranteed by the full faith and credit of the U.S. Government. Residential mortgage loans also are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, and Fannie Mae, a U.S. Government-sponsored corporation owned entirely by private stockholders, which guarantee the timely payment of interest and the ultimate collection of principal on their respective securities.

          PRIVATE ISSUER MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by FHLMC, Fannie Mae, GNMA or pools of conventional mortgages. These securities generally offer a higher interest rate than securities with direct or indirect U.S. Government guarantees of payments. However, many issuers or servicers of these securities guarantee timely payment of interest and principal, which also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantee or insurance policies. Mortgage-backed securities of private issuers, including CMOs, also have achieved broad market acceptance and, consequently, an active secondary market has emerged. However, the market for these securities is smaller and less liquid than the market for U.S. Government and U.S. Government-related mortgage pools. The maximum permitted investment in mortgage-backed securities of private issuers is 20% of Government's net assets.

          RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates declined, the prepayment only may be invested by the fund at the then prevailing lower rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility or the market value of certain mortgage-backed securities. Heritage Asset Management, Inc. ("Heritage" or "Manager") will attempt to manage the fund so that this volatility, together with the volatility of other investments in Government, is consistent with its investment objective.

     OPTIONS, FUTURES AND OPTIONS ON FUTURES TRADING. Each fund may engage in transactions in options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolios and, in certain circumstances, may purchase and sell options and futures contracts as a substitute for the purchase and sale of securities. Each fund may purchase and sell put and call options on debt securities and indices of debt securities, purchase and sell futures contracts on debt securities and indices of debt securities, and purchase and sell options on such futures contracts ("Derivative Instruments").

          LIMITATIONS ON THE USE OF OPTIONS AND FUTURES. To the extent that a fund enters into futures contracts or options on futures contracts for other than BONA FIDE hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the fund's investment portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into or the aggregate "notional value" of non-hedging transactions will not exceed the liquidation value of a fund, after taking into account unrealized profits and unrealized losses on any such transactions. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This limitation does not limit the percentage of a fund's assets at risk to 5%.

          Government may hedge up to 100% of its net assets by such transactions. Government will not purchase any option, if immediately thereafter, the aggregate cost of all outstanding options (including options on futures described above) purchased would exceed 5% of the value of its total assets. Government may write call options and put options on up to 15% of its total assets. Government might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed.

          HEDGING STRATEGIES. Hedging strategies can be categorized broadly as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

          Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's investment portfolio is the same as if the transaction were entered into for speculative purposes.

          Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

          Use of these instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the CFTC. In addition, the funds' ability to use these instruments will be limited by tax considerations. See "Taxes."

          In addition to the instruments and strategies described above, the funds expect to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as the Manager or the Subadviser, as applicable, develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Manager or the Subadviser, as applicable, may utilize these opportunities to the extent that it is consistent with a fund's investment objective and permitted by the fund's investment limitations and applicable regulatory authorities.

          SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below.

          (1) Successful use of most Derivative Instruments depends upon the ability of the funds' Manager or, for High Yield, the Subadviser, as the case may be, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed. For example, if the Manager or Subadviser, as applicable, anticipates that interest rates will rise, a fund also may sell a debt futures contract or a call option thereon or purchase a put option on a futures contract as a hedge against a decrease in the value of that fund's securities. If the Manager or Subadviser, as applicable, anticipates that interest rates will decline, a fund may purchase a debt futures contract or a call option thereon or sell a put option on a futures contract to protect against an increase in the price of securities a fund intends to purchase. If the Manager or the Subadviser, as applicable, incorrectly forecasts interest rates in utilizing a hedging strategy using futures or options on futures for a fund, the fund would be in a better position if it had not hedged at all.

          For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the security underlying the hedging instrument may not be the same security that is being hedged. The Manager or the Subadviser, as applicable, will attempt to create a closely correlated hedge, but hedging activities may not be completely successful in eliminating market fluctuation. The ordinary spreads between prices in the futures and options on futures markets, due to the nature of these markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Manager or the Subadviser, as applicable, may still not result in a successful transaction. The Manager or the Subadviser, as applicable, may be incorrect in its expectation as to the extent of market movements, or the time span within which the movements take place.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

          Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are correlated poorly with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          (3) Derivative Instruments, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because the Manager or the Subadviser, as the case may be, projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

          (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (Derivative Instruments other than purchased options). If a fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

          COVER FOR HEDGING STRATEGIES. The funds will not use leverage in their hedging strategies. A fund will not enter into a Derivative Instruments strategy that exposes it to an obligation to another party unless its owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The funds will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with their custodian in the amount prescribed.

          Assets used as cover or held in a segregated account cannot be sold while the corresponding futures contract or options position is open, unless they are replaced with similar assets. As a result, the commitment of a large percentage of a fund's assets to cover or hold in segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

          CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

          The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

          Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

          Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

          The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

          A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If a fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, or futures contract and the market value of the option.

          In considering the use of options, particular note should be taken of the following:

          (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

          (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.
Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

          (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to affect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

          Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

          With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

          (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

          (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

          Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

          If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

          GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

          Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

          A fund is required to maintain margin deposits through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

          Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

          Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, exchange rate or security price trends by the Manager or Subadviser, as applicable, may still not result in a successful transaction.

          In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

     REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs"). Government may invest in U.S. Government and privately issued REMICs, a common form of CMO. REMICs are entities that issue multiple-class real estate mortgage-backed securities that qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to Federal income taxation. Instead, income is passed through the entity and is taxed to the persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests" and "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured principally by real property. The risks inherent in investing in REMICs are similar to those of CMOs in general, as well as those of other mortgage-backed securities as described above.


     REPURCHASE AGREEMENTS. Government may invest up to 25% of its total assets in repurchase agreements. High Yield may invest up to 20% of its net assets in repurchase agreements. In accordance with the guidelines and procedures established by the Board, a fund may enter into a repurchase agreement with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities. A repurchase agreement is a transaction in which a fund purchases securities and simultaneously commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest unrelated to the coupon rate or the maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to a fund if the other party to the repurchase agreement becomes bankrupt, each fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager or Subadviser, as applicable, to present minimal credit risks.

     The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will a fund invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank.

     REVERSE REPURCHASE AGREEMENTS. High Yield may borrow by entering into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). One reason to enter into a reverse repurchase agreement is to raise cash without liquidating any investment portfolio positions. In this case, reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by High Yield may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities and the fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative practice, and will be considered borrowings for the purpose of the fund's limitation on borrowing.

     STRIPPED SECURITIES. Government may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

     Government also may invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that Government may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

     The SEC staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board (or the Manager pursuant to delegation by the Board) may determine that U.S.

Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which Government invests may be deemed liquid.


     U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.


          WHEN-ISSUED SECURITIES. Each fund may purchase securities on a "when-issued" basis and Government may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. In addition, High Yield may purchase securities on a firm commitment basis. When such transactions are negotiated, the price, which generally is expressed in terms of yield, is fixed at the time of entering into the transaction. Payment and delivery for securities purchased or sold using these investment techniques, however, takes place at a later date than is customary for that type of security. At the time a fund enters into the transaction, the securities purchased thereby are recorded as an asset of the fund and thereafter are subject to changes in value based upon changes in the general level of interest rates. Accordingly, purchasing a security using one of these techniques can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be established and maintained with the Trust's custodian or on the fund's books and records and will be marked to market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The funds will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

     If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to "roll over" its purchase commitment, the fund may receive a negotiated fee.

     ZERO COUPON AND PAY-IN-KIND BONDS. High Yield may invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. High Yield also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of High Yield's 10% limitation on investments in illiquid securities.

     Current Federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for Federal income and excise taxes, High Yield may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make the necessary distributions.

     B.   INDUSTRY CLASSIFICATIONS
          ------------------------

     For purposes of determining industry classifications, each fund will rely primarily upon classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification.

III.      INVESTMENT LIMITATIONS
          ----------------------

     A.   FUNDAMENTAL POLICIES
          --------------------

     The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. In addition to the limitations below, the investment objective of each fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of each fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

          Borrowing Money. Neither fund may borrow money, except from banks as a temporary measure for extraordinary or emergency purposes including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the funds' net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of a fund's total assets at the time the borrowing is made. A fund will not make additional investments when borrowings exceed 5% of its total assets.

          DIVERSIFICATION. Neither fund will invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

          INDUSTRY CONCENTRATION. Neither fund will purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry with the exception of U.S. Government securities.

          INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. Neither fund may invest in commodities, commodity contracts, oil, gas or other mineral programs, real estate limited partnerships, or real estate, except that it may (1) purchase securities secured by real estate, or issued by companies that invest in or sponsor such interests, (2) purchase and sell futures contracts and options and (3) engage in transactions in forward commitments.

          UNDERWRITING. Neither fund may underwrite the securities of other issuers, except that a fund may invest in securities that are not readily marketable without registration under the 1933 Act (restricted securities), as provided in the funds' Prospectus and this SAI.

          LOANS. Neither fund may make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans, and further provided that a fund may enter into repurchase agreements and securities loans as permitted under the fund's investment policies. Privately placed securities typically are either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities.

          ISSUING SENIOR SECURITIES. Neither fund may issue senior securities, except as permitted by the investment objectives and policies and investment limitations of that fund.

          SELLING SHORT AND BUYING ON MARGIN. Neither fund may sell any securities short, purchase any securities on margin or maintain a short position in any security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities; provided, however, the funds may make margin deposits and may maintain short positions in connection with the use of options, futures contracts and options on futures contracts as described previously.

          INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST. Neither fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or its Subadviser, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

          REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. Neither fund may enter into repurchase agreements with respect to more than 25% of its total assets or lend portfolio securities amounting to more than 25% of its total assets.

     B.   NONFUNDAMENTAL POLICIES
          -----------------------

     Each fund has adopted the following additional restrictions that are nonfundamental policies and may not be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

          INVESTING  IN  INVESTMENT  COMPANIES.   Neither  fund  may  invest  in
securities issued by other investment companies, except as permitted by the 1940 Act.

          ILLIQUID SECURITIES. Government may not invest more than 10% of its net assets in the aggregate in repurchase agreements of more than seven days' duration, in securities without readily available market quotations, and in restricted securities including privately placed securities. High Yield has a similar limitation, however, it may invest up to 25% of its net assets in restricted securities that are sold in reliance on Rule 144A deemed to be liquid pursuant to Board-approved guidelines, when combined with the 10% limit on the purchase of illiquid securities.

          Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time, a fund's borrowing exceeds its limitations due to a decline in net assets, such borrowing will be promptly reduced to the extent necessary to comply with the limitation.

IV.  NET ASSET VALUE
     ---------------


     The net asset value per share of Class A shares, Class B shares and Class C shares is determined separately daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business (each a "Business Day"). The Exchange normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The funds value securities or assets held in their portfolios as follows:

     LISTED SECURITIES. A security listed or traded on the Exchange or on The Nasdaq Stock Market, is valued at its last sales price on the Exchange or principal market on which it is traded prior to the time when assets are valued. If no sale is reported at that time, market value is based on the most recent quoted bid price.


     OPTIONS AND FUTURES. Options and futures positions are valued based on market quotations when readily available. Market quotations generally will not be available for options traded in the OTC market.

     FOREIGN ASSETS. Securities and other assets in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class. Foreign currency exchange rates generally are determined prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the Exchange, which events will not be reflected in a computation of the fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

     SHORT-TERM SECURITIES. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

     FAIR VALUE ESTIMATES. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable by the Manager or Subadviser, are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

     Each fund is open on a Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which a fund's net asset value per share is not calculated. Calculation of net asset value of Class A shares, Class B shares and Class C shares net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. A fund calculates net asset value per share, and therefore, effects sales and redemptions as of the close of regular trading on the Exchange each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

     The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by a fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of Class A shares, Class B shares and Class C shares.

V.   PERFORMANCE INFORMATION
     -----------------------

     Total return data of each class from time to time may be included in advertisements about each fund. Performance information is computed separately for each class. Because Class B shares and Class C shares bear higher Rule 12b-1 fees, the performance of Class B shares and Class C shares of a fund likely will be lower than that of Class A shares.

     AVERAGE ANNUAL TOTAL RETURN. The funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each fund's advertising and promotional materials are calculated for the one year, five year and ten year periods (or life of the fund) according to the following formula:

                           P(1+T)(n) = ERV

         where:   P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the period at the end of that period

     In calculating the ending redeemable value for Class A shares, each fund's current maximum sales charge of 3.75% is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period is deducted. All dividends and other distributions by each fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

     In connection with communicating its average annual total return or cumulative return to current or prospective shareholders, each fund may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results to those of other mutual funds and investment vehicles.


     From time to time each fund's performance may be compared with: (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., [C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service,] Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or (2) recognized stock and other indices, such as the S&P 500 Composite Stock Price Index ("S&P 500 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Russell Midcap Growth Index, Dow Jones Industrial Average ("DJIA"), Nasdaq Composite Index, Russell 2000 Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), the Barra Growth Index, the Barra Value Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $2.1 billion. Most indices assume reinvestment of distributions and are calculated without regard to tax consequences or the costs of investing.

     Average Annual Total Return (after Taxes on Distributions). The funds' quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                  P(1 + T)(n) = ATV(D)

     Where:
            "P"           =      represents a hypothetical initial investment
                                 of $1,000;
            "T"           =      represents average annual total return;
            "n"           =      represents the number of years; and
            "ATV(D)"      =      represents the ending value of the hypothetical
                                 initial     investment     after    taxes    on
                                 distributions,  not after taxes on  redemption.
                                 Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of fund expenses by Heritage.

     Average Annual Total Return (After Taxes on Distributions and Redemption). The funds' quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                  P (1+ T)(n) = ATV(DR)

     Where:
              "P"         =      represents a hypothetical initial investment of
                                 $1,000;
              "T"         =      represents average annual total return;
              "n"         =      represents the number of years; and
              "ATV(DR)"   =      represents the ending  redeemable  value of the
                                 hypothetical  initial investment after taxes on
                                 distributions  and  redemption.  Dividends  and
                                 other   distributions   are   assumed   to   be
                                 reinvested in shares at the prices in effect on
                                 the   reinvestment   dates.   ATV(DR)  will  be
                                 adjusted   to   reflect   the   effect  of  any
                                 absorption of fund expenses by Heritage.


     In addition, each fund from time to time may include in advertising and promotional materials total return or cumulative figures that are not calculated according to the formula set forth above or for other periods for each class of shares. For example, in comparing High Yield's or Government's Class A shares, Class B shares or Class C shares total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Mutual Funds or with market indices such as the Lehman Brothers Intermediate Government Index, Lehman Brothers 1 to 3 Year Government Index, Lehman Brothers U.S. Government/Credit Index and the Salomon Brothers High Yield Market Index, each class of each fund calculates its aggregate total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The funds do not, for these purposes, deduct from the initial value invested any amount representing front-end sales charges charged on Class A shares or CDSCs charged on Class B shares and Class C shares. By not annualizing the performance and excluding the effect of the front-end sales charge on Class A shares and the CDSC on Class B shares and Class C shares, the total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the sales charge or CDSC results in a higher rate of return than calculating total return net of the front-end sales charge.

     The average annualized total return, average annual return after taxes on distributions, average annual return after taxes on distributions and redemptions, and cumulative return are as follows for each period of each fund below. The returns are through September 30, 2002. The average annual return calculations below reflect the imposition of the maximum sales charge for Class A shares and the applicable CDSC for Class B and Class C shares. The cumulative return calculations do not include the imposition of any sales charges.

CLASS A SHARES
--------------

----------------------------------------------------------------------------------------------------------------
Fund                                  1 Year     5 Years       10 Years      Inception    Initial Offering Date
----                                  ------     -------       --------      ---------    ---------------------
----------------------------------------------------------------------------------------------------------------
o High Yield                           -2.13%      -1.21%        3.57%          5.60%        March 1, 1990
     average annual return
     average annual return
     (after taxes on distributions)    -6.78%      -4.98%        -0.06%         2.10%
     average annual return
     (after taxes on redemptions
     and distributions)                -2.77%      -2.85%         1.04%         2.82%
     cumulative return                  1.68%      -2.23%        47.58%       106.38%
o Government                                                                                 March 1, 1990
     average annual return              3.25%       6.07%         5.10%         5.72%
     average annual return
     (after taxes on distributions)     0.92%       3.92%         2.91%         3.51%
     average annual return
     (after taxes on redemptions
     and distributions)                 1.14%       3.68%         2.89%         3.45%
     cumulative return                  7.27%      39.50%        70.84%       109.19%
----------------------------------------------------------------------------------------------------------------

CLASS B SHARES
--------------

----------------------------------------------------------------------------------------------------------------
Fund                                  1 Year     5 Years       10 Years      Inception    Initial Offering Date
----                                  ------     -------       --------      ---------    ---------------------
----------------------------------------------------------------------------------------------------------------
o  High Yield                          -2.59%      N/A           N/A           -1.88%        February 2, 1998
     average annual return
     average annual return
     (after taxes on distributions)    -3.38%      N/A           N/A           -5.14%
     average annual return
     (after taxes on redemptions
     and distributions)                -4.49%      N/A           N/A           -3.35%
     cumulative return                 -2.59%      N/A           N/A           -7.21%
o  Government                                                                                February 2, 1998
     average annual return              2.98%      N/A           N/A            5.92%
     average annual return
     (after taxes on distributions)     4.75%      N/A           N/A            4.30%
     average annual return
     (after taxes on redemptions
     and distributions)                -0.57%      N/A           N/A            3.57%
     cumulative return                  2.98%      N/A           N/A           32.77%
----------------------------------------------------------------------------------------------------------------

CLASS C SHARES
--------------

----------------------------------------------------------------------------------------------------------------
Fund                                  1 Year     5 Years       10 Years      Inception    Initial Offering Date
----                                  ------     -------       --------      ---------    ---------------------
----------------------------------------------------------------------------------------------------------------
o  High Yield                           1.15%      -0.97%        N/A            3.28%        April 3, 1995
     average annual return
     average annual return
     (after taxes on distributions)    -3.38%      -4.55%        N/A           -0.23%
     average annual return
     (after taxes on redemptions
     and distributions)                -0.75%      -2.56%        N/A            0.87%
     cumulative return                  1.15%      -4.75%        N/A           27.36%
o  Government                                                                                April 3, 1995
     average annual return              7.08%       6.59%        N/A            6.39%
     average annual return
     (after taxes on distributions)     4.85%       4.56%        N/A            4.31%
     average annual return
     (after taxes on redemptions
     and distributions)                 3.49%       4.18%        N/A            4.03%
     cumulative return                  7.08%       37.59%       N/A           59.15%
----------------------------------------------------------------------------------------------------------------


     Each fund may from time to time advertise the yield of Class A shares, Class B shares and Class C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of each fund is calculated by dividing each fund's interest income for a thirty-day period ("Period") attributable to that class, net of expenses attributable to that class, by the average number of shares of that class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in each fund's financial statements. Yield quotations are calculated according to the following formula:

                             YIELD = 2x[(a-b+1)6-1]
                                         ----------
                                         c x d

where:  a      =     interest earned during the Period;
        b      =     expenses accrued for the Period (net of reimbursements);
        c      =     the average daily number of shares  outstanding  during the
                     Period that were entitled to receive a dividend; and
        d      =     the maximum offering price per share on the last day of the
                     Period.

     Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the Period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. At September 30, 2002, the 30-day yield for High Yield and Government Class A shares was 9.07% and 2.06%, respectively. At September 30, 2002, the 30-day yield for High Yield and Government Class B shares was 8.87% and 1.77%, respectively. At September 30, 2002, the 30-day yield for High Yield and Government Class C shares was 8.88% and 1.77%, respectively.

VI.  INVESTING IN THE FUNDS
     ----------------------

     Class A shares, Class B shares and Class C shares of each fund are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."


     A.   PERIODIC INVESTMENT PROGRAM
          ---------------------------


          The options below allow you to invest continually in one or more funds at regular intervals.


     1. FROM YOUR BANK ACCOUNT -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Trust. The draft is returned by your bank the same way a canceled check is returned.

     2. AUTOMATIC EXCHANGE -- If you own shares of another Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Trust. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

     3. DIRECT DEPOSIT -- If your employer (including the Federal government) participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Trust. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

     You may change or terminate any of the above options at any time.

     B.   RETIREMENT PLANS
          ----------------


     HERITAGE IRA. An individual who earns compensation and who has not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited contributions to an IRA through the purchase of shares of a fund and/or other Heritage Mutual Funds ("Heritage IRA"). The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions to a maximum of $3,000 per year ($6,000 if such contributions also are made for a nonworking spouse and a joint return is filed) only for taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the amounts specified in the preceding sentence. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a "Roth IRA" and/or a "Coverdell Education Savings Account"; although contributions to these types of accounts are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact Heritage.


     OTHER RETIREMENT PLANS. Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

     Multiple participant payroll deduction retirement plans also may purchase Class A shares of any Heritage Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to an initial purchase of Class A shares will be that normally applicable under the schedule of sales charges set forth in the Prospectus to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase of Class A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase Class B shares and Class C shares at any time.

     C.   CLASS A COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
          -----------------------------------------------------------

     Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A shares of a fund into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares of a fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of Class A shares of a fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include Class A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

     The applicable Class A shares initial sales charge will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of a fund held by the investor and (b) all Class A shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

         (iii) the net asset value of all Class A shares  described in paragraph
(ii) owned by another shareholder eligible to combine his purchases with that of the investor into a single "purchase."

     Class A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a sales charge will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales charge, unless those shares were acquired through an exchange of other shares that were subject to a sales charge.

     To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide Raymond James & Associates, Inc. (the "Distributor") with sufficient information to verify that each purchase qualifies for the privilege or discount.

     D.   CLASS A STATEMENT OF INTENTION
          ------------------------------

     Investors also may obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge. Each purchase of Class A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund, subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

VII. CONVERSION OF CLASS B SHARES
     ----------------------------

     Class B shares of each fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase the Class B shares was accepted. For these purposes, the date of purchase order acceptance means (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a PRO RATA portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to apply, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the conversion feature will not be met.

VIII. REDEEMING SHARES
      ----------------

     The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

     A.   RECEIVING PAYMENT
          -----------------

     If shares of a fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) and before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC for Class A shares, Class B shares and Class C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by a fund to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Trust or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to registered representatives of the Distributor or a participating dealer, or to Heritage.

          A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the FDIC, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Heritage, as transfer agent, under its current signature guarantee program.

     Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

     B.   TELEPHONE TRANSACTIONS
          ----------------------

     Shareholders may redeem shares by placing a telephone request to a fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

     C.   SYSTEMATIC WITHDRAWAL PLAN
          --------------------------

     Shareholders may elect to make systematic withdrawals from their fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plans, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Heritage.

     Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of Class C shares, if made less than one year of the date of purchase, will be charged a CDSC of 1%. Systematic withdrawals of Class B shares, if made in less than six years of the date of purchase, will be charged the applicable CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The funds, Heritage, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

     A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

     Ordinarily, a shareholder should not purchase additional Class A shares of a fund if maintaining a Systematic Withdrawal Plan of Class A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.

     D.   WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE
          ----------------------------------------------

     The CDSC for Class A shares, Class B shares and Class C shares currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under section 72(t) of the Code, from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called "Keogh Plan") or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by a fund of Class A shares or Class B shares or Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSC described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians' certificates.

     E.   REDEMPTIONS IN KIND
          -------------------

     The Trust is obligated to redeem shares of each fund for any shareholder for cash during any 90-day period up to $250,000 or 1% of the fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

IX.  EXCHANGE PRIVILEGE
     ------------------

     An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus or (2) a telephone request for such exchange in accordance with the procedures set forth in the prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

     If you or your Financial Advisor (a financial advisor of the distributor, a participating dealer or participating bank) are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

     Class A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales charge may be exchanged into Class A shares of another Heritage Mutual Fund without payment of any sales charge. Class A shares of Government purchased after July 31, 1992 without an initial sales charge will be subject to a charge when exchanged into Class A shares of another Heritage Mutual Fund, unless those shares were acquired through an exchange of other shares that were subject to an initial sales charge.

     Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice.

X.   TAXES
     -----

     GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gain and, in the case of High Yield, net gains from certain foreign currency transactions and determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     DISPOSITION OF FUND SHARES; DISTRIBUTIONS. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of either fund for shares of another Heritage Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that fund or another Heritage Mutual Fund (including the other fund) without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original fund shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. In addition, if fund shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

     If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Dividends from a fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of its earnings and profits, whether received in cash or in additional fund shares. Distributions of a fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year.

     Dividends and other distributions declared by each fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that fund and received by its shareholders on December 31 if they are paid by the fund during the following January.

     Each fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not provide that fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. The portion of the dividends paid to the Intermediate Government Fund attributable to the interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by that fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by that fund in your state and locality.

     As of September 30, 2002, Government debited paid in capital $936,166 and increased (credited) accumulated net realized loss $29,961 and undistributed net investment income $906,205. The Fund has net tax basis capital loss carryforwards of $8,982,145 which may be applied against any realized net taxable gains until their expiration dates of September 30, 2003 ($4,315,312), September 30, 2004 ($1,737,841), September 30, 2005 ($446,153), September 30,
2006 ($374,992), September 30, 2007 ($1,413,752),  September 30, 2008 ($441,619)
and September 30, 2009 ($252,476). The Fund did not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions. In addition, from November 1, 2000 to September 30, 2001, the Fund incurred $3,965 of net realized capital losses which will be deferred and treated as arising on October 1, 2001 in accordance with regulations under the Code.

     As of September 30, 2002, High Yield credited undistributed net investment income $78,213 and charged accumulated net realized gain $78,213 in the current year. The Fund has net tax basis capital loss carryforwards of $8,526,686 which may be applied against any realized net taxable gains until their expiration dates of September 30, 2007 ($409,285), September 30, 2008 ($2,803,933),
September 30, 2009 ($5,134,929) and September 30, 2010 ($178,539).  The Fund did
not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions.

     HEDGING STRATEGIES. The use of hedging strategies, such as purchasing and selling (writing) options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each fund realizes in connection therewith. Gains realized by High Yield from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options and futures contracts a fund derives with respect to its business of investing in securities or, for High Yield, foreign currencies, will be treated as qualifying income under the Income Requirement.

     Some  futures  contracts  in which a fund may  invest  will be  subject  to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

     Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivative Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

     If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     INCOME FROM FOREIGN SECURITIES. Dividends and interest received and gains realized by High Yield on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

     ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES. High Yield may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, High Yield must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because High Yield annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     High Yield may invest in debt securities that are purchased with "market discount," including Brady Bonds and other sovereign debt securities. For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, High Yield may elect to include all market discount (for the taxable year in which it makes the election and all subsequent taxable years) in its gross income currently, for each taxable year to which the discount is attributable.

     Investors are advised to consult their own tax advisers regarding the status of an investment in the funds under state and local tax laws.

XI.  SHAREHOLDER INFORMATION
     -----------------------

     Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Class A shares, Class B shares and Class C shares of each fund have equal voting rights except that in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the other Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

XII. TRUST INFORMATION
     -----------------

     A.   MANAGEMENT OF THE TRUST
          -----------------------

     BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

     BACKGROUND OF THE TRUSTEES AND OFFICERS. The following is a list of the Trust's Trustees and officers with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James and Associates, Inc. ("RJA") and the Manager, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.

     Each Trustee serves as Trustee on the Boards of five investment companies in the Heritage Mutual Fund complex: Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of thirteen portfolios.


                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                           POSITION, TERM OF                                        HERITAGE MUTUAL
                           OFFICE AND LENGTH           PRINCIPAL OCCUPATION          FUND COMPLEX          OTHER
NAME, ADDRESS AND AGE       OF TIME SERVED            DURING PAST FIVE YEARS      OVERSEEN BY TRUSTEE  DIRECTORSHIPS
---------------------      -----------------          ---------------------       -------------------  -------------
AFFILIATED TRUSTEES:       TERM:
--------------------       ----
                           Lifetime of Trust
                           until removal, resignation
                           or retirement**

Thomas A. James* (60)      Trustee since 1985         Chairman of the Board               13           Outback
880 Carillon Parkway                                  since 1986; Chief                                Steakhouse, Inc.
St. Petersburg, FL  33716                             Executive Officer of RJF
                                                      since 1969; Chairman of
                                                      the Board of RJA since
                                                      1986; Chairman of the
                                                      Board of Eagle Asset
                                                      Management, Inc. ("Eagle")
                                                      since 1984.

Richard K. Riess* (53)     President since 2000 and   Executive Vice President            13           N/A
880 Carillon Parkway       Trustee since 1985         and Managing Director for
St. Petersburg, FL  33716                             Asset Management of RJF
                                                      since 1998; Chief
                                                      Executive Officer of Eagle
                                                      since 1996; Chief
                                                      Executive Officer of
                                                      Heritage since 2000;
                                                      President of Eagle, 1995
                                                      to 2000.

INDEPENDENT TRUSTEES:      TERM:
---------------------      -----
                           Lifetime of Trust
                           until removal,
                           resignation or
                           retirement**

C. Andrew Graham (62)      Trustee since 1985         Graham Financial Partners,          13           N/A
880 Carillon Parkway                                  LLC (insurance and
St. Petersburg, FL  33716                             investment services) since
                                                      1999; Representative of
                                                      NFP Securities, Inc.
                                                      (broker-dealer) since
                                                      2002; Representative of
                                                      Multi-Financial Securities
                                                      Corp. (broker-dealer) 1996
                                                      to 2001; Vice President of
                                                      Financial Designs Ltd.
                                                      1996 to 1999.

                                       40

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                           POSITION, TERM OF                                        HERITAGE MUTUAL
                           OFFICE AND LENGTH           PRINCIPAL OCCUPATION          FUND COMPLEX          OTHER
NAME, ADDRESS AND AGE       OF TIME SERVED            DURING PAST FIVE YEARS      OVERSEEN BY TRUSTEE  DIRECTORSHIPS
---------------------      -----------------          ---------------------       -------------------  -------------

James L. Pappas (59)       Trustee since 1989         Lykes Professor of Banking          13                     N/A
880 Carillon Parkway                                  and Finance since 1986 at
St. Petersburg, FL  33716                             University of South
                                                      Florida; President,
                                                      Graduate School of Banking
                                                      since 1995; Trustee and
                                                      Chairman of the Board,
                                                      Tampa Museum of Art.

David M. Phillips (63)     Trustee since 1985         Executive in Residence,             13                     N/A
880 Carillon Parkway                                  University of North
St. Petersburg, FL  33716                             Carolina-Wilmington;
                                                      Chairman Emeritus of CCC
                                                      Information Services, Inc.

Deborah L. Talbot (51)     Trustee since 2002         Consultant/Advisor;                 13                     N/A
880 Carillon Parkway                                  Member, Academy of Senior
St. Petersburg, FL  33716                             Professionals, Eckerd
                                                      College since 1997;
                                                      Member, Dean's Advisory
                                                      Board of Fogelman School
                                                      of Business, University of
                                                      Memphis, 1999-2000;
                                                      Advisory Board Member,
                                                      Center for Global Studies,
                                                      Pennsylvania State
                                                      University, 1996-1999.

Eric Stattin (69)          Trustee since 1987         Private investor since              13                     Mill Creek Bank
880 Carillon Parkway                                  1988; Litigation
St. Petersburg, FL  33716                             Consultant/ Expert Witness
                                                      from 1988 to 2001.



                                       41

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                           POSITION, TERM OF                                        HERITAGE MUTUAL
                           OFFICE AND LENGTH           PRINCIPAL OCCUPATION          FUND COMPLEX          OTHER
NAME, ADDRESS AND AGE       OF TIME SERVED            DURING PAST FIVE YEARS      OVERSEEN BY TRUSTEE  DIRECTORSHIPS
---------------------      -----------------          ---------------------       -------------------  -------------

OFFICERS:                  TERM:
---------                  -----
K.C. Clark (43)            One Year Executive         Executive Vice President            N/A
880 Carillon Parkway       Vice President and         and Chief Operating
St. Petersburg, FL  33716  Principal Executive        Officer of Heritage since
                           Officer since 2000         2000; Senior Vice
                                                      President - Operations and
                                                      Administration of
                                                      Heritage, 1998 to 2000;
                                                      Vice President -
                                                      Operations and
                                                      Administration of
                                                      Heritage, 1993 to 1998.

Donald H. Glassman (45)    Treasurer since 1989       Treasurer of Heritage               N/A
880 Carillon Parkway                                  since 1989.
St. Petersburg, FL  33716

Clifford J. Alexander (59) Secretary since 1985       Partner, Kirkpatrick &              N/A
1800 Massachusetts Ave.                               Lockhart LLP (law firm).
Washington, DC  20036

Robert J. Zutz (49)        Assistant Secretary        Partner, Kirkpatrick &              N/A
1800 Massachusetts Ave.    since 1989                 Lockhart LLP (law firm).
Washington, DC  20036

Deborah A. Malina (36)     Assistant Secretary        Compliance Administrator            N/A
880 Carillon Parkway       since 2000                 of Heritage since 2000;
St. Petersburg, FL  33716                             Assistant Supervisor of
                                                      Operations of Heritage,
                                                      1997 to 2000.

-------------------------------

* Messrs. James and Riess are "interested" persons of the Trust as that term is defined by the 1940 Act. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

** The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.

     The Trust has an Audit Committee, consisting of Messrs. Pappas and Stattin and Ms. Talbot. The members of the Audit Committee are not "interested" persons of the Trust ("Independent Trustees") (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met twice time during the last fiscal year.

     The Trust also has a Nominating Committee, consisting of Messrs. Graham, Pappas, Phillips and Stattin, and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee met once during the last fiscal year. The Nominating Committee does not have a policy regarding the consideration of nominees recommended by shareholders.

     The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of the calendar year ended December 31, 2002:


---------------------------------------------------------------------------------------------------------------------------------
DOLLAR RANGE OF   AFFILIATED                  INDEPENDENT
EQUITY            TRUSTEES:                   TRUSTEES:
SECURITIES        ----------                  -----------
OWNED:
---------------------------------------------------------------------------------------------------------------------------------
                  Thomas A.     Richard K.    Donald W.     C. Andrew    David M.      James L.      Deborah L.   Eric Stattin
                  James         Riess         Burton*       Graham       Phillips      Pappas        Talbot**
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond   $0            $0            $0            $0           $0            $0            $0           $0
Fund
---------------------------------------------------------------------------------------------------------------------------------
Intermediate      $0            $0            $0            $0           $0            $0            $0           $0
Government Fund
=================================================================================================================================
Aggregate         Over          Over          $0            $0           Over          Over          $10,000-     $50,001-
Dollar Range of   $100,000      $100,000                                 $100,000      $100,000      $50,000      $100,000
Equity
Securities in
Heritage Mutual
Funds
---------------------------------------------------------------------------------------------------------------------------------

-------------------

*  Mr. Burton resigned from the Board on May 30, 2002.

** Ms. Talbot was appointed to the Board on May 30, 2002.

     The Trustees and officers of the Trust as a group, own less than 1% of each class of each fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     The Trust currently pays Trustees who are not employees of the Manager or its affiliates $2,769 annually and $462 per meeting of the Board. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of each fund, each fund requires no employees. No officer, director or employee of the Manager receives any compensation from either fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2002.


                               COMPENSATION TABLE

                                                                                                        Total Compensation From
                                     Aggregate          Pension or Retirement          Estimated           the Trust and the
                                    Compensation      Benefits Accrued as Part      Annual Benefits     Heritage Family of Funds*
    Name of Person, Position       From the Trust      of the Trust's Expenses      Upon Retirement        Paid to Trustees
    ------------------------       --------------     ------------------------      ---------------     -------------------------
Affiliated Trustees:
Thomas A. James                           $0                      $0                      $0                      $0
Richard K. Riess                          $0                      $0                      $0                      $0

Independent Trustees:
Donald W. Burton**                      $2,308                    $0                      $0                   $15,000
C. Andrew Graham                        $4,268                    $0                      $0                   $27,500
James L. Pappas                         $4,616                    $0                      $0                   $30,000
David M. Phillips                       $4,616                    $0                      $0                   $30,000
Deborah L. Talbot***                    $2,308                    $0                      $0                   $15,000
Eric Stattin                            $4,616                    $0                      $0                   $30,000

---------------------
* The Heritage Mutual Funds consist of five separate registered investment companies, including the Trust, and 13 portfolios of those companies.

**   Mr. Burton resigned from the Board on May 30, 2002.

***  Ms. Talbot was appointed to the Board on May 30, 2002.

     B.   FIVE PERCENT SHAREHOLDERS
          -------------------------

          As of December 31, 2002, the following shareholders owned of record or were known by the funds to own beneficially five percent or more of the outstanding class of shares of the following funds:

     Intermediate Government Fund - Class A
     --------------------------------------

     Trust Company of America    -   20.0%
     FBO 75
     P.O. Box 6503
     Englewood, CO 80155

     Intermediate Government Fund - Class B
     --------------------------------------

     Raymond James & Associates Inc. - 5.5%
     FBO Kalimnios
     Bin 81303808
     880 Carillon Parkway
     St. Petersburg, FL 33716


     C.   INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISER
          ------------------------------------------------

     The Trust's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by Raymond James Financial. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

     Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated January 19, 1990, between the Trust, on behalf of the funds, and the Manager, and subject to the control and direction of the Board, the Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. Under a Subadvisory Agreement, dated February 1, 1996, the Subadviser, subject to direction by the Manager and the Board, will provide investment advice and portfolio management services to High Yield for a fee payable by the Manager.

     The Manager also is obligated to furnish the Trust with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Trust. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. Each fund pays all its other expenses that are not assumed by the Manager. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Trust may be a party. Each fund also may have an obligation to indemnify Trustees and officers of the Trust with respect to any such litigation.

     The Advisory Agreement and the Subadvisory Agreement each were approved by the Board of the Trust (including all of the Trustees who are not "interested persons" of the Manager or Subadviser, as defined under the 1940 Act) and the shareholders of the applicable fund, in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, Subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each applicable fund.


     The Board last considered the renewal of the Advisory and Subadvisory Agreements at a meeting held on August 30, 2002. In renewing these Agreements, the Trustees considered, among other matters: (1) the investment performance of Heritage and the Subadviser and the relative performance of each fund compared to its peers; (2) the actual expenses of each fund and a comparison of the expenses of its peers; (3) the continuation of the expense cap arrangements proposed by Heritage; (4) whether Heritage or the Subadviser had realized any economies of scale; (5) the profitability of Heritage and the Subadviser in providing their services to the funds; (6) the impact of the Subadviser and its performance on the sales and redemptions of fund shares; and (7) the period of time that the Subadvisers has served in its current capacity.

     The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Trust and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event the Manager ceases to be the manager of the Trust or the Distributor ceases to be principal distributor of each fund's shares, the right of the Trust to use the identifying name of "Heritage" may be withdrawn.

     The Manager and Subadviser shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

     All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager or its affiliates. These relationships are described under "Management of the Trust."

     ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each fund to the Manager is based on the applicable fund's average daily net assets as listed in the prospectus. The Manager's fee for the High Yield is 0.60% on the first $100 million of its average daily net assets and 0.50% on the average daily net assets of over $100 million. The Manager's fee for Government is 0.50% of its average daily net assets. The Manager has entered into an agreement with the Subadviser wherein the Subadviser will provide investment advice and portfolio management services to High Yield for an annual fee paid by the Manager equal to 50% of the annual investment advisory fee paid to the Manager, without regard to any reduction in fees actually paid to the Manager as a result of voluntary fee waivers by the Manager. The Manager also may recover advisory fees waived in the two previous years.


     For High Yield, the Manager contractually had agreed to waive management fees for the fiscal year ended September 30, 2002, to the extent that total annual operating expenses attributable to Class A shares exceed 1.25% of the average daily net assets or to the extent that total annual operating expenses attributable to Class B shares and Class C shares each exceed 1.70% of average daily net assets attributable to that class for this fiscal year. For the three fiscal years ended September 30, 2000, 2001 and 2002, management fees amounted to $255,529, $200,324 and $210,275, respectively. For the same periods, the Manager waived its fees in the amounts of $91,727, $151,212 and $164,210, respectively. For the three fiscal years ended September 30, 2000, 2001 and 2002, subadvisory fees paid to the Subadviser amounted to $127,765, $100,162 and $105,138, respectively.

     For Government, the Manager contractually has agreed to waive its fees for the fiscal year ended September 30, 2002, to the extent that fund expenses attributable to Class A shares exceed .95% of the average daily net assets or to the extent that fund expenses attributable to Class B shares and Class C shares each exceed 1.20% of average daily net assets attributable to that class for this fiscal year. For the three fiscal years ended September 30, 2000, 2001 and 2002, management fees amounted to $147,610, $130,754 and $172,364, respectively. For the same periods, the Manager waived its fees in the amounts of $147,610, $130,754 and $172,364, respectively. For the three fiscal years ended September 30, 2000, 2001 and 2002, the Manager reimbursed Government for expenses totaling $28,330, $50,129 and $22,092, respectively.


     CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the fund's shares to which those expenses are attributable.

     D.   BROKERAGE PRACTICES
          -------------------


     Each fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. The annualized portfolio turnover for the two fiscal years ended September 30, 2001 and 2002 was 56% and 61%, respectively, for High Yield, and 123% and 106%, respectively, for Government.


     The Manager is responsible for the execution of each fund's investment portfolio transaction but has delegated that responsibility to the Subadviser for the High Yield's portfolio transactions. In executing portfolio transactions, both the Manager and the Subadviser generally must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker-dealer's facilities, and any risk assumed by the executing broker-dealer.

     It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, both the Manager and the Subadviser may give consideration to research, statistical and other services furnished by broker-dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, they may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, provided that the Manager or Subadviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Manager and the Subadviser in connection with services to clients other than a fund.

     The Trustees may direct the Manager or the Subadviser to allocate a certain amount of commission business from certain funds to certain broker-dealers as consideration for the annual provision of certain data provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationships among the funds, the Manager and the Subadviser).

     Each fund may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

     The Manager and Subadviser also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

     Each fund effects most purchases and sales of its portfolio investments with bond dealers acting as principal. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Thus, the funds do not expect to pay significant brokerage commissions. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The spread includes the dealer's normal profit.

     The funds may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the possibilities of seeking to recapture for the benefit of each fund expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund expressly consented to the Distributor executing transactions on an exchange on the Trust's behalf.

     Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Manager, the Subadviser, the Trust and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the funds to invest in securities that may be owned by the fund, subject to certain restrictions.

     E.   DISTRIBUTION OF SHARES
          ----------------------


     DISTRIBUTION. Raymond James & Associates, Inc., P.O. Box 33022, St. Petersburg, Florida, 33733, serves as distributor of the funds' shares. Subject to regulatory approvals, the funds' Board has approved a proposed distribution agreement with Heritage Fund Distributors LLC. In the event such approvals are obtained, references to the Distributor in this SAI will be deemed to be references to Heritage Fund Distributors LLC.


     Shares of each fund are offered continuously through the Distributor, which is the funds principal underwriter, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales charge remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and Financial Advisors with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers in connection with the sale of fund shares.

     DISTRIBUTION AGREEMENT. Each fund has adopted a Distribution Agreement to which the Distributor bears the cost of making information about the Trust available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A, Class B and Class C shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying their shares under state and federal securities laws and pays its proportionate share for typesetting of the prospectus and printing and distributing prospectuses to existing shareholders.

     The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as a Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

     RULE 12B-1 DISTRIBUTION PLAN. Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit each fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of Class A shares, Class B shares and Class C shares. The funds use all Class A and Class C 12b-1 fees to pay the Distributor. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.


     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund currently may pay the Distributor distribution and service fees of up to 0.25% of such fund's average daily net assets attributable to Class A shares of that fund. This fee is computed daily and paid monthly.


     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, High Yield pays the Distributor a fee of 0.80% and Government pays the Distributor a fee of 0.60% of the applicable fund's average daily net assets attributable to Class B shares and Class C shares. This fee is computed daily and paid monthly.


     For the fiscal year ended September 30, 2002, the Distributor received 12b-1 fees in the amount of $58,177 and $69,647 for Class A shares of High Yield and Government, respectively. For the fiscal year ended September 30, 2002, the Distributor received 12b-1 fees in the amount of $37,934 and $13,595 for Class B shares of High Yield and Government, respectively. For the fiscal year ended September 30, 2002, the Distributor received 12b-1 fees in the amount of $69,680 and $36,090 for Class C shares of High Yield and Government, respectively.


     In reporting amounts expended under the Plans to the Board, the Distributor will allocate expenses attributable to the sale of Class A shares, Class B shares and Class C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all the classes of shares of the applicable fund. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

     Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan.

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class requires shareholder approval of that class.

     The Distribution Agreement and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.


     For the three fiscal years ended September 30, 2000, 2001 and 2002, the Distributor received as compensation for the sale of High Yield Class A shares $39,681, $43,505 and $70,983, respectively, of which it retained $5,726, $6,678 and $11,027, respectively. For the same periods, the Distributor received as compensation for the sale of Government Class A shares $7,483, $20,888.52 and $24,611, respectively, of which it retained $693, $3,889 and $3,854, respectively. For the three fiscal years ended September 30, 2000, 2001 and 2002, the Distributor received $14,535, $26,095 and $29,596, respectively, of which it retained the entire amounts for the sale of High Yield Class B shares. For the same periods, the Distributor received $3,287, $2,344 and $14,045, of which it retained the entire amounts for the sale of Government Class B shares. For the three fiscal years ended September 30, 2000, 2001 and 2002, the Distributor received $2,445, $197 and $3,792, respectively, of which it retained the entire amounts for the sale of High Yield Class C shares. For the same three fiscal years, the Distributor received $1,717, $222 and $4,359, respectively, of which it retained the entire amounts for the sale of Government Class C shares.


     F.   ADMINISTRATION OF THE TRUST
          ---------------------------

     ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of the Trust and of each fund; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the Trust.

     The Manager also is the fund accountant and transfer and dividend disbursing agent for the Trust. The Trust pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent.


     For the three fiscal years ended September 30, 2000, 2001 and 2002, the Manager earned approximately $46,202, $53,573 and $49,688, respectively, from Government for its services as fund accountant. For the same periods, the Manager earned $57,883, $62,349 and $60,885, respectively, from High Yield for its services as fund accountant.


     CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Trust's assets. The Custodian provides portfolio accounting and certain other services.

     LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.


     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.  PricewaterhouseCoopers  LLP, 101
E. Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, are the independent certified public accountants for the Trust. The Financial Statements and Financial Highlights of the funds for the fiscal year ended September 30, 2002 that appear in this SAI have been audited by PricewaterhouseCoopers LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

     G.   POTENTIAL LIABILITY
          -------------------

     Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS
----------------------------------------------------------------------------

Prime-l. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS
---------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS
---------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

 REPORT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

     The Report of the Independent Certified Public Accountants and Financial Statements are incorporated herein by reference from the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2002, filed with the Securities and Exchange Commission on November 26, 2002, Accession No. 0000950144-02-012289.

                              HERITAGE INCOME TRUST
                              ---------------------

                            PART C. OTHER INFORMATION

Item 23.  Exhibits
          --------

     (a)       Declaration of Trust*

     (b)(i)    Bylaws*

        (ii)   Amended and Restated Bylaws*

     (c)       Voting trust agreement -- none

     (d)(i)    Investment   Advisory  and   Administration   Agreement   between
               Registrant and Heritage Asset Management, Inc.*

        (ii) Subadvisory Agreement between Heritage Asset Management, Inc. and Eagle Asset Management, Inc.*

        (iii) Subadvisory Agreement between Heritage Asset Management, Inc. and Salomon Brothers Asset Management Inc*

     (e)       Amended and Restated Distribution Agreement(sigma)(sigma)

     (f)       Bonus, profit sharing or pension plans - none

     (g)       Custodian Agreement*

     (h)(i)    Amended    and    Restated    Transfer    Agency   and    Service
               Agreement(sigma)(sigma)

        (ii)   Amended  and  Restated  Fund   Accounting  and  Pricing   Service
               Agreement(sigma)(sigma)

     (i)       Opinion and consent of counsel - filed herewith

     (j)(i)    Consent of Independent Auditors - filed herewith

        (ii)   Powers of Attorney - filed herewith

     (k)       Financial statements omitted from prospectus -- none

     (l)       Letter of investment intent*

     (m)(i)    Class A Plan pursuant to Rule 12b-1*

        (ii)   Class C Plan pursuant to Rule 12b-1*

        (iii)  Class B plan pursuant to Rule 12b-1***

     (n)(i)    Plan pursuant to Rule 18f-3**

        (ii)   Amended Plan pursuant to Rule 18f-3***

     (o)       Reserved

     (p)(i) Code of Ethics for Heritage Asset Management, Inc. and Heritage Family of Investment Companies(sigma)

        (ii)   Code of Ethics for Raymond James & Associates, Inc.(sigma)(sigma)

        (iii)  Code  of  Ethics   for   Salomon   Brothers   Asset   Management,
               Inc.(sigma)(sigma)


------------
* Incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

** Incorporated by reference from the Post-Effective Amendment No. 13 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January 29, 1997.

*** Incorporated by reference from the Post-Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 2, 1997.

(sigma) Incorporated by reference from the Post-Effective Amendment No. 18 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January 30, 2001.

(sigma)(sigma) Incorporated by reference from the  Post-Effective  Amendment No.
               19 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January 30, 2002.


Item 24.  Persons Controlled by or under
          Common Control with Registrant
          ------------------------------

          None.


Item 25.  Indemnification
          ---------------

     Article XI, Section 2 of the Trust's Declaration of Trust provides that:

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b)  No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in  the  event  of  a   settlement,   unless  there  has  been  a
determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

          (i) such Covered Person shall have provided appropriate security for such undertaking,

          (ii) the Trust is insured against losses arising out of any such advance payments or

         (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

     According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.

     Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Paragraph 8 of the  Investment  Advisory  and  Administration  Agreement of
Heritage Income Trust ("Advisory Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage" or the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, director, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

     Paragraph 9 of the Heritage Income Trust Subadvisory Agreement ("Subadvisory Agreement") between the Manager and Salomon Brothers Asset Management Inc ("Subadviser" or "Salomon") provides that, in the absence of bad faith, negligence or disregard of its obligations and duties under the Subadvisory Agreement, the Subadviser shall not be subject to any liability to the Trust, or to any of its Shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

     Paragraph 9 of the Amended and Restated Distribution Agreement of Heritage Income Trust ("Distribution Agreement") between the Trust and Raymond James & Associates, Inc. ("Raymond James") provides that the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholders to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

     Paragraph 13 of the Heritage Funds Amended and Restated Accounting and Pricing Services Agreement ("Accounting Agreement") between the Trust and Heritage provides that the Trust shall indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do
(i) at the request or on the direction of or in reasonable reliance on the written advice of the Trust or (ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage's own willful misfeasance, willful misconduct, gross negligence or reckless disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.


Item 26.  I.   Business and Other Connections of Investment Adviser
               ----------------------------------------------------

     Heritage Asset Management, Inc. is a Florida corporation that offers investment management services. Heritage's offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the officers and directors of Heritage is included in its current Form ADV filed with the Securities and Exchange Commission ("SEC").

          II.  Business and Other Connections of Subadviser
               --------------------------------------------

     Salomon, 399 Park Avenue, 4th Floor, New York, New York 10022, is a registered investment adviser. It is a wholly owned subsidiary of Salomon. Salomon primarily is engaged in the investment advisory business. Information as to the officers and directors of Salomon is included in its current Form ADV filed with the SEC.


Item 27.  Principal Underwriter
          ---------------------

          (a) Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each of the following investment companies: Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust.

          (b)  The  directors  and  officers  of  the   Registrant's   principal
underwriter are:


                          Positions & Offices              Positions & Offices
      Name                  with Underwriter                 with Registrant
      ----                -------------------              -------------------

Thomas A. James           Chief Executive Officer,              Trustee
                          Director

Robert F. Shuck           Executive Vice                        None
                          President, Director

Thomas S. Franke          President, Chief Operating            None
                          Officer, Director

Lynn Pippenger            Senior Vice President, Secretary,     None
                          Director

Dennis Zank               Executive Vice President,             None
                          Principal Financial Officer,
                          Principal Operations Officer,
                          Director

Richard B. Franz, II      Vice President, Treasurer             None

Francis S. Godbold        Executive Vice President              None

William C. Roney, III     Executive Vice President              None

Jeffrey E. Trocin         Executive Vice President,             None
                          Capital Markets Group

Van C. Sayler             Senior Vice President, Fixed          None
                          Income

Terence W. Bedford        Senior Vice President, International  None

Paul Matecki              Chief Legal Officer                   None

Joseph P. Tuorto          Senior Vice President,                None
                          Chief Compliance Officer

Ronald D. Whitaker        Assistant Treasurer                   None

Julie Rambo               Assistant Controller                  None

Elizabeth Eriksen         Assistant Controller                  None

Betty K. Hill             Assistant Controller                  None

Sharry L. Powell          Assistant Secretary                   None

Donna L. Wilson           Assistant Secretary                   None


The principal business address for each director and officer listed above is 880 Carillon Parkway, St. Petersburg, Florida 33716.


Item 28.  Location of Accounts and Records
          --------------------------------

     The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 were maintained in the physical possession of the Trust's custodian through February 28, 1994, except that: Heritage maintained some or all of the records required by Rule 31a-(b)(l), (2) and (8); and the Subadviser maintained some or all of the records required by Rule 31a-1(b)(2), (5), (6),
(9), (10) and (11). Since January 1, 1994, the required records have been maintained by Heritage and the Subadviser.

Item 29.  Management Services
          -------------------

          Not applicable.


Item 30.  Undertakings
          ------------

          The Trust hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the 30th day of January, 2003. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).


                                   HERITAGE INCOME TRUST

                                   By:     /s/ Richard K. Riess
                                      -----------------------------------------
                                           Richard K. Riess
                                           President

Attest:

/s/ Donald H. Glassman
-----------------------------------
Donald H. Glassman
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


       Signature                    Title                  Date
       ---------                    -----                  ----

/s/ Richard  K. Riess            President and        January 30, 2003
--------------------------         Trustee
Richard K. Riess



Thomas A. James*                 Trustee              January 30, 2003
--------------------------
Thomas A. James



C. Andrew Graham*                Trustee              January 30, 2003
--------------------------
C. Andrew Graham



David M. Phillips*               Trustee              January 30, 2003
--------------------------
David M. Phillips



James L. Pappas*                 Trustee              January 30, 2003
--------------------------
James L. Pappas

Deborah L. Talbot*               Trustee              January 30, 2003
--------------------------
Deborah L. Talbot



Eric Stattin*                    Trustee              January 30, 2003
--------------------------
Eric Stattin




/s/ Donald H. Glassman           Treasurer            January 30, 2003
--------------------------
Donald H. Glassman




*By  /s/ Donald H. Glassman
     ----------------------
     Donald H. Glassman,
     Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit
Number         Description                                                  Page
-------        -----------                                                  ----

(a)            Declaration of Trust*

(b)(i)         Bylaws*

   (ii)        Amended and Restated Bylaws*

(c)            Voting trust agreement - none

(d)(i)         Investment   Advisory  and   Administration   Agreement
               between Registrant and Heritage Asset Management, Inc.*

   (ii)        Subadvisory    Agreement    between    Heritage   Asset
               Management, Inc. and Eagle Asset Management, Inc.*

    (iii)      Subadvisory    Agreement    between    Heritage   Asset
               Management,  Inc. and Salomon Brothers Asset Management
               Inc.*

(e)            Amended and Restated Distribution Agreement(sigma)(sigma)

(f)            Bonus, profit sharing or pension plans - none

(g)            Custodian Agreement*

(h)(i)         Amended  and  Restated   Transfer  Agency  and  Service
               Agreement(sigma)(sigma)

   (ii)        Amended  and  Restated  Fund   Accounting  and  Pricing
               Service Agreement(sigma)(sigma)

(i)            Opinion and consent of counsel - filed herewith

(j)(i)         Consent of Independent Auditors - filed herewith

   (ii)        Powers of Attorney - filed herewith

(k)            Financial statements omitted from prospectus - none

(l)            Letter of investment intent*

(m)(i)         Class A Plan pursuant to Rule 12b-1*

Exhibit
Number         Description                                                  Page
-------        -----------                                                  ----

   (ii)        Class C Plan pursuant to Rule 12b-1*

   (iii)       Class B plan pursuant to Rule 12b-1***

(n)(i)         Plan pursuant to Rule 18f-3**

   (ii)        Amended Plan pursuant to Rule 18f-3***

(o)            Reserved

(p)(i) Code of Ethics for Heritage Asset Management, Inc. and Heritage Family of Investment Companies(sigma)

   (ii)        Code of Ethics for Raymond James & Associates, Inc.(sigma)(sigma)

   (iii)       Code of Ethics for Salomon  Brothers Asset  Management,
               Inc.(sigma)(sigma)


--------------

*              Incorporated by reference from the  Post-Effective  Amendment No.
               11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

**             Incorporated by reference from the  Post-Effective  Amendment No.
               13 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January 29, 1997.

***            Incorporated by reference from the  Post-Effective  Amendment No.
               14 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 2, 1997.

(sigma)        Incorporated by reference from the  Post-Effective  Amendment No.
               18 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January 30, 2001.

(sigma)(sigma) Incorporated by reference from the  Post-Effective  Amendment No.
               19 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January 30, 2002.

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